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                                                                   EXHIBIT 10.11

                                CREDIT AGREEMENT

                          Dated as of July 31, 1994

        TSI INTERNATIONAL SOFTWARE LTD., a Delaware corporation, and THE BANK OF NEW YORK agree as follows:

                                   ARTICLE 1

                                CREDIT FACILITY
                                ---------------

        Section 1.1     Commitment to Lend.  Upon the terms and subject to the
                        ------------------
conditions of this Agreement, the Bank agrees to make, from time to time during the period from the Agreement Date through the Termination Date, one or more Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time the lesser of (a) the Commitment at such time (which amount includes the aggregate stated amount of Letters of Credit issued for the account of the Borrower) and (b) the Borrowing Base at such time. The Loans will be made at the rate of interest established pursuant to the terms of Section 1.3 below. The amount of the Commitment on the Agreement Date is $4,000,000.

        Section 1.2     Manner of Borrowing.  (a) The Borrower shall give the
                        -------------------
Bank notice (which shall be irrevocable) no later


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than 10:00 a.m. (New York time) on the Business Day before the requested date for the making of a Loan. Each such notice shall be in the form of Schedule 1.2
                                                                   ------------
and shall specify (i) the requested date for the making of the requested Loan, which shall be a Business Day and (ii) the amount of such Loan, which amount shall be, in the case of each such Loan, not less than $100,000 and in multiples of $50,000, or, if less, the maximum amount that can then be borrowed hereunder. Each Loan so requested shall be disbursed by the Bank not later than 12:00 noon (New York time) on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Bank's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Bank.

                (b) At the time of any drawing under a Letter of Credit, the resulting reimbursement obligation of the Borrower (regardless of whether the amount complies with the requirements of Section 1.2(a)(ii)) shall immediately become a Loan and no notice of borrowing as described in Section 1.2(a) shall be required.

        Section 1.3     Letters of Credit.  (a)  The Bank agrees to issue
                        -----------------
Letters of Credit for the account of the Borrower from time to time, subject to satisfaction by the Borrower of the provisions set forth in paragraph (b) of this Section and provided that (i) all Letters of Credit issued by the Bank hereunder shall expire on or before the Termination Date, (ii)


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the sum of the aggregate stated amount of outstanding Letters of Credit and the amount of the requested Letter of Credit shall not exceed $150,000 at any time, and (iii) each requested Letter of Credit shall be in a minimum amount of $25,000.

                (b) The Borrower may request the Bank to issue a Letter of Credit for the account of the Borrower by delivering a written notice to the Bank no later than 12:00 noon (New York time) on the date seven (7) Business Days preceding the proposed date of issuance of such Letter of Credit. The notice shall specify the proposed date of issuance of such Letter of Credit (which shall be a Business Day), the face amount of the Letter of Credit, the expiration date of the Letter of Credit and the name and address of the beneficiary of the Letter of Credit, and shall contain a description of the documents and the verbatim text of any certificate to be presented by the beneficiary of the Letter of Credit to the Bank, which documents and certificate, if presented by such beneficiary to the Bank prior to the expiration date of such Letter of Credit, will require the Bank to make payment under the Letter of Credit; provided that the Bank, in its sole judgment, may require changes in any such documents and certificates prior to issuing any Letter of Credit. Prior to the issuance of any new Letter of Credit, the Borrower shall deliver to the Bank an executed and completed Application and Agreement for Standby Letter of Credit in form and substance satisfactory to the Bank and, together with this Agreement, the terms and conditions of such Application shall govern the rights and duties


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of the Bank and the Borrower with respect to such Letter of Credit.

        Section 1.4     Interest.  (a)  Rates.  Each Loan shall bear interest on
                        --------        -----
the outstanding principal amount thereof until due at a rate per annum equal to the Alternative Base Rate as in effect from time to time plus 1.25%. During an Event of Default (and whether before or after judgment), each Loan (whether or not due) and to the maximum extent permitted by Applicable Law, each other amount due and payable under the Borrower Loan Documents shall bear interest at a rate per annum equal to the applicable Post-Default Rate.

                (b)     Payment.  Interest shall be payable in arrears on each
                        -------
Interest Payment Date, and when any Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand.

                (c)     Maximum Interest Rate.  Nothing contained in the Loan
                        ---------------------
Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any


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period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans.

        Section 1.5     Repayment.  The Loans outstanding at 5:00 p.m. (New York
                        ---------
time) on the Termination Date shall mature and become due and payable, and shall be repaid by the Borrower, in full at such time, together with all accrued and unpaid interest and any other amounts due to the Bank under the Loan Documents.

        Section 1.6     Prepayments.  (a)  Optional Prepayments.  The Borrower
                        -----------        --------------------
may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty, except that any partial prepayment shall be in an aggregate principal amount of at least $100,000 and in integral multiples of $50,000 in excess thereof. The Borrower shall give the Bank notice of each prepayment pursuant to this Section 1.6(a) no later than 10:00 a.m. (New York time) on the Business Day before the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.6(a) and shall specify (i) the
                                      ---------------
date such prepayment is to be made and (ii) the amount of each Loan to be prepaid. Amounts to be prepaid pursuant to this Section 1.6(a) shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.4(b).

                (b)     Mandatory Prepayments.  If at any time the aggregate
                        ---------------------
unpaid principal amount of the Loans exceeds the


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Borrowing Base, the Borrower shall immediately prepay the Loans in an amount not less than the amount of such excess.

        Section 1.7     Commitment Fee; Letter of Credit Fee; Reduction of
                        --------------------------------------------------
Commitment.  (a)  The Borrower shall pay to the Bank a commitment fee on the
----------
daily unused amount of the Commitment for each day from the Agreement Date through the Termination Date at a rate per annum of 1/2%, payable on the last day of each fiscal quarter of the Borrower, on the Termination Date and on the date of any reduction of the Commitment (to the extent accrued and unpaid on the amount of the reduction).

                (b) The Borrower shall pay to the Bank a fee for the Letters of Credit (the "Letter of Credit Fee") at the rate of two percent (2%) per
                --------------------
annum on the aggregate stated amount of Letters of Credit from time to time outstanding.

                (c) The Borrower may reduce the Commitment by giving the Bank notice (which shall be irrevocable) thereof no later than 10:00 a.m. (New York time) on the third Business Day before the requested date of such reduction, except that no partial reduction shall be in an amount less than $100,000 and any partial reduction shall be in multiples of $100,000.

        Section 1.8     Computation of Interest and Fees.  Interest and the
                        --------------------------------
commitment fee shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.


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        Section 1.9     Payments by the Borrower.  (a)  Time, Place and Manner.
                        ------------------------        ----------------------
All payments due to the Bank under the Borrower Loan Documents shall be made in Dollars to the Bank at the Bank's Office or to such other Person or at such other address as the Bank may designate by notice to the Borrower. All such payments shall be made for the account of the Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person, no later than 12:00 noon (New York time) on such day.

                (b)     No Reductions.  All payments due to the Bank under the
                        -------------
Borrower Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax.

                (c)     Taxes.  If any Tax is required to be withheld or
                        -----
deducted from, or is otherwise payable by the Borrower in connection with, any payment due to the Bank under the Borrower Loan Documents, the Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (ii) shall pay to the Bank (A) such


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additional amounts as may be necessary so that the net amount received by the
Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable under the Borrower Loan Documents and (B) an amount equal to all Taxes payable by the Bank as a result of payments made by the Borrower (whether to a taxing authority or to the Bank) pursuant to this Section 1.9(c). If any Tax is withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to the Bank under the Borrower Loan Documents, the Borrower shall, within thirty (30) days after the date of such payment, furnish to the Bank the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to the Bank under the Borrower Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable to any taxing authority, the Borrower shall, within 30 days after any request from the Bank, furnish to the Bank a certificate from such taxing authority, or an opinion of counsel acceptable to the Bank, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Borrower in connection with, such payment.

                (d)     Authorization to Charge Accounts.  The Borrower hereby
                        --------------------------------
authorizes the Bank, if and to the extent any amount payable by the Borrower under the Borrower Loan Documents


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is not otherwise paid when due, to charge such amount against any or all of the accounts of the Borrower or any Wholly-Owned Subsidiary with the Bank or any of its Affiliates (whether maintained at a branch or office located within or without the United States), with the Borrower remaining liable for any deficiency.

                (e)     Extension of Payment Dates.  Whenever any payment to the
                        --------------------------
Bank under the Borrower Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, such payment shall instead be due on the next succeeding Business Day. If the date any payment under the Borrower Loan Documents is due is extended (whether by operation of any Borrower Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

        Section 1.10    Evidence of Indebtedness.  The Loans and the Borrower's
                        ------------------------
obligation to repay the Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of the Bank and a single Note. The records of the Bank shall be prima facie evidence of the Loans and accrued interest thereon and of all payments made in respect thereof.

                                   ARTICLE 2

                              CONDITIONS TO LOANS
                              -------------------

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        Section 2.1     Conditions to Initial Loan.  The obligation of the Bank
                        --------------------------
to make the initial Loan is subject to its receipt of each of the following, in form and substance satisfactory to the Bank:

                (a) a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the requested date for the making of such Loan, substantially in the form of Schedule 2.1(a), to which shall be attached copies
                             ---------------
of the resolutions and by-laws referred to in such certificate;

                (b) a copy of the certificate of incorporation of the Borrower and each Subsidiary, certified, as of a recent date, by the Secretary of State or other appropriate official of such entity's jurisdiction of incorporation;

                (c) a good standing certificate with respect to the Borrower and each Subsidiary, issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation, together with a telegram from such Secretary of State or other official, updating the information in such certificate;

                (d) an opinion of counsel for the Borrower, dated the requested date for the making of such Loan, in the form of Schedule 2.1(d),
                                                           ---------------
which opinion shall state that it may be relied upon by the Authority;

                (e)     a certificate in the form of Schedule 2.1(e) from the
                                                     ---------------
appropriate officer of the Borrower;


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                (f)     a copy of each Governmental Approval and other consent
or approval listed on Schedule 3.3;
                      ------------

                (g) a duly executed Note and a duly executed copy of each of the other Loan Documents;

                (h) either (i) such duly executed UCC-1 financing statements and other documents as the Bank may request, the filing or recordation of which is necessary or appropriate in the Bank's determination to create or perfect a security interest in the Collateral under Applicable Law, or (ii) evidence of the filing or recordation of the same in such offices as the Bank shall have specified;

                (i) such instruments and other documents as the Bank may request, the possession of which is necessary or appropriate in the Bank's determination to create or perfect a security interest in the Collateral under Applicable Law;

                (j) copies of all insurance policies and loss payee endorsements required under any Loan Document;

                (k) the Bank shall have received and reviewed a complete collateral audit of Borrower's accounts and contracts receivable and such collateral audit shall be in form and substance acceptable to the Bank;

                (l) the Bank shall have received executed documentation evidencing the Borrower's successful renegotiation of royalty payments to be made to JWP, Inc. under the Borrower's contract with JWP, Inc. such that monthly payments (before interest) do not exceed $60,000 in the first month and $50,000


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per month thereafter and $910,000 in the aggregate and such documentation shall be in form and substance satisfactory to the Bank and its counsel;

                (m) the Bank shall have received and reviewed the draft financial statements of the Borrower, prepared in accordance with Generally Accepted Accounting Principles, for the fiscal year ended April 30, 1994 containing the information described in Section 5.1(c)(i) hereof, which statements shall be satisfactory to the Bank, together with a letter of KPMG Peat Marwick, the Borrower's accountants, to the effect that it will deliver its unqualified opinion in respect of such financial statements within ten (10) days after the initial Loan is made;

                (n) the CDA Guaranty and related documents shall have been executed and shall be in form and substance satisfactory to the Bank and its counsel;

                (o) the Loan Documents shall have been approved by the Authority and evidence of such approval shall have been delivered to the Bank;

                (p) either (i) such duly executed UCC-3 termination statements and other documents as the Bank may request, the filing or recordation of which is necessary or appropriate in the Bank's determination to release any Lien on the assets of the Borrower other than Permitted Liens, or
(ii) evidence of the filing or recordation of the same in such offices as the Bank shall have specified;


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                (q)     the Escrow Agreement shall have been executed and
delivered by all parties, provided, however, that if such Escrow Agreement is
                          --------  -------
not executed and delivered prior to the Bank's disbursement of the initial Loan and the Borrower does not deliver the executed Escrow Agreement within ten (10) days after the date of disbursement of the initial Loan, the failure to deliver the Escrow Agreement shall constitute an Event of Default;

                (r) a closing fee in the aggregate amount of $40,000 shall have been paid to the Bank;

                (s) the Borrower shall have received a payoff letter from the The First National Bank of Boston; and

                (t) all fees and expenses related to the transactions described in the Loan Documents, including all fees and expenses related to the collateral audit and counsel's fees and expenses, shall have been paid.

        Section 2.2     Conditions to Each Loan.  The obligation of the Bank to
                        -----------------------
make each Loan, including the initial Loan, is subject to the determination of the Bank, in its sole and absolute discretion, that each of the following conditions has been fulfilled:

                (a) the Bank shall have received (i) a notice of borrowing with respect to such Loan complying with the requirements of Section 1.2 and
(ii) a Borrowing Base Certificate as of a date not more than thirty (30) days before the requested date of such Loan, provided, however, that the Borrowing
                                        --------  -------
Base


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Certificate delivered in connection with the initial Loan shall (A) be as of July 31, 1994 and (B) evidencing a Borrowing Base at least $500,000 in excess of the amount of the initial Loan;

                (b) each Loan Document Representation and Warranty shall be true and correct at and as of the time such Loan is to be made, both with and without giving effect to such Loan and all other Loans to be made at such time and to the application of the proceeds thereof;

                (c) no Default shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof;
                (d) the Bank shall have received such materials as it may have requested pursuant to Section 5.1(g);

                (e) such Loan will not contravene any Applicable Law applicable to the Bank; and

                (f) all legal matters incident to such Loan and the other transactions contemplated by the Loan Documents shall be satisfactory to Messrs. Winthrop, Stimson, Putnam & Roberts, counsel for the Bank.

        Except to the extent that the Borrower shall have disclosed in the notice of borrowing, or in a subsequent notice given to the Bank prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the requested Loan, that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the


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making of such Loan, the Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loan that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by the Borrower that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of the requested Loan shall affect the right of the Bank to not make the Loan requested to be made by it if, in the Bank's determination, such condition has not been fulfilled at such time.

                                   ARTICLE 3

                     CERTAIN REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

        In order to induce the Bank to enter into this Agreement and to make each Loan, the Borrower represents and warrants as follows:

        Section 3.1     Organization; Power; Qualification.  The Borrower and
                        ----------------------------------
each Subsidiary are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, have the corporate power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign corporations, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except


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for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a Materially Adverse Effect on (a) the Borrower and the Subsidiaries taken as a whole or (b) the Collateral.

        Section 3.2     Subsidiaries.  Schedule 3.2 sets forth, as of the
                        ------------   ------------
Agreement Date, all of the Subsidiaries, their jurisdictions of incorporation and the percentages of the various classes of their Capital Stock owned by the Borrower or another Subsidiary. The Borrower or another Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Stock indicated on Schedule 3.2 as owned by the Borrower or such Subsidiary. All such
             ------------
Capital Stock have been duly authorized and issued and are fully paid and nonassessable.

        Section 3.3     Authorization; Enforceability; Required Consents;
                        -------------------------------------------------
Absence of Conflicts.  The Borrower and each Subsidiary has the power, and has
--------------------
taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder in the unused amount of the Commitment. This Agreement has been, and each of the other Loan Documents to which the Borrower or any Subsidiary is a party when delivered to the Bank will have been, duly executed and delivered by the Borrower and each Subsidiary


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that is a party thereto and is, or when so delivered will be, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Borrower and the Subsidiaries of the Loan Documents to which they are parties, and each borrowing hereunder, whether or not in the amount of the unused Commitment, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders of the Borrower or any Subsidiary, other than Governmental
Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or Contract as in effect on the Agreement Date, are listed on Schedule 3.3, or (b)
                                                           ------------
violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of the Borrower or any Subsidiary under, (i) any Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of


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their respective properties may be bound or (ii) any Applicable Law.

        Section 3.4     Litigation.  Except as set forth on Schedule 3.4, there
                        ----------                          ------------
are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or threatened (nor, to the knowledge of the Borrower and the Subsidiaries, is there any basis therefor) against or in any other way relating to or affecting
(a) the Borrower or any Subsidiary or any of their respective businesses or properties, (b) any Loan Document or (c) the Collateral, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on (x) the Borrower and the Subsidiaries taken as a whole, (y) any Loan Document or (z) the Collateral.

        Section 3.5     Burdensome Provisions.  Neither the Borrower nor any
                        ---------------------
Subsidiary is a party to or bound by any Contract or Applicable Law, compliance with which might have a Materially Adverse Effect on (a) the Borrower and the Subsidiaries taken as a whole, (b) any Loan Document or (c) the Collateral.

        Section 3.6     No Adverse Change or Event.  Since April 30, 1994, no
                        --------------------------
change in the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower or any Subsidiary has occurred, and no event has occurred or failed to occur, that has had or might have, either


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alone or in conjunction with all other such changes, events and failures, a
Materially Adverse Effect on (a) the Borrower and the Subsidiaries taken as a whole, (b) any Loan Document to which the Borrower or any Subsidiary is a party or (c) the Collateral.

        Section 3.7     Additional Adverse Facts.  Except for facts and
                        ------------------------
circumstances disclosed on Schedule 3.4 or Schedule 3.7 or in the notes to the
                           ------------    ------------
financial statements referred to in Section 5.2(a), no fact or circumstance is known to the Borrower, as of the Agreement Date, that, either alone or in conjunction with all other such facts and circumstances, has had or might have (so far as the Borrower and the Subsidiaries can foresee) a Materially Adverse Effect on (a) the Borrower and the Subsidiaries taken as a whole, (b) any Loan Document or (c) the Collateral. If a fact or circumstance disclosed on such Schedules or in such notes should in the future have a Materially Adverse Effect on (x) the Borrower and the Subsidiaries taken as a whole, (y) any Loan Document or (z) the Collateral, such Materially Adverse Effect shall be a change or event subject to Section 3.6 notwithstanding such disclosure.

        Section 3.8     Title to Property; No Liens.  The Borrower has good
                        ---------------------------
title to all property used in connection with its business except as set forth in Schedule 3.8. There are no Liens or encumbrances on the assets of the
   ------------
Borrower other than Permitted Liens.


                                   ARTICLE 4

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                               CERTAIN COVENANTS
                               -----------------

        Section 4.1     Preservation of Existence and Properties; Scope of
                        --------------------------------------------------
Business; Compliance with Law; Payment of Taxes and Claims; Preservation of
---------------------------------------------------------------------------
Enforceability.  From the Agreement Date and until the Repayment Date, the
--------------
Borrower shall and shall cause each Subsidiary to (a) preserve and maintain its corporate existence and all of its other franchises, licenses, rights and privileges, (b) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (c) engage only in businesses in substantially the same fields as the businesses conducted on the Agreement Date, (d) comply with Applicable Law, (e) pay or discharge when due all Taxes and all Liabilities that might become a Lien on any of its properties and (f) take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except that this Section 4.1 (other than clauses (a), in so far as it requires any Loan Party to preserve its corporate existence, (c) and (f)) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.1, will not have a Materially Adverse Effect on (x) the Borrower and the Subsidiaries taken as a whole, (y) any Loan Document or (z) the Collateral.


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        Section 4.2     Insurance.  From the Agreement Date and until the
                        ---------
Repayment Date, the Borrower shall and shall cause each Subsidiary to maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law or reasonably requested by the Bank, including, without limitation, general liability and business interruption insurance at levels satisfactory to the Bank and the policies for which name the Bank as loss payee. The Borrower shall provide evidence to the Bank on each anniversary of the Agreement Date that the Borrower carries general liability and business interruption insurance coverage as described in the preceding sentence.

        Section 4.3     Use of Proceeds.  From the Agreement Date and until the
                        ---------------
Repayment Date, the Borrower shall and shall cause each Subsidiary to use the proceeds of the Loans only for working capital and general corporate purposes. None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by the Bank, the Borrower shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to the Bank.


#90068563.

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

        Section 4.4     Guaranties.  The Borrower shall not, and shall not
                        ----------
permit any Subsidiary to, directly or indirectly be obligated, at any time, in respect of any Guaranty other than a Guaranty in favor of the Bank.

        Section 4.5     Liens.  The Borrower shall not, and shall not permit any
                        -----
Subsidiary to, directly or indirectly permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this
Section 4.5 shall not apply to Permitted Liens, provided, however, that if,
                                                --------  -------
notwithstanding this Section 4.5, any Lien which this Section prohibits shall be created or arise, the Liabilities of the Loan Parties under the Loan Documents shall, to the extent such Lien attaches to any asset that does not constitute Collateral or to any asset with respect to which such Lien would be prior to the Security Interest, automatically be secured by such Lien equally and ratably with the other Liabilities secured thereby, and the holder of such other Liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Bank, on that basis, the proceeds of such Lien, whether or not the Bank's security interest shall be perfected, provided further, however, that
                                                 -------- -------  -------
notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by the Borrower in the performance or observance of this Section 4.5.

        Section 4.6     Restricted Payments.  The Borrower shall not, and shall
                        -------------------
not permit any Subsidiary to, directly or


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                                      -22-
indirectly make or declare or otherwise become obligated to make any Restricted Payment, provided, however, that the Borrower may purchase its Capital Stock
         --------  -------
from any former employee pursuant to an agreement between such employee and the Borrower up to an aggregate amount of $25,000 per year.

        Section 4.7     Merger or Consolidation.  The Borrower shall not, and
                        -----------------------
shall not permit any Subsidiary to, directly or indirectly merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this Section 4.7 shall not apply to (a) any merger or consolidation of the Borrower with any one or more Persons, provided that the Borrower shall be the continuing Person, and (b) any merger or consolidation of any Subsidiary with any one or more other Subsidiaries, provided that (i) if such Subsidiary is a Loan Party, such Subsidiary shall be the continuing Person and (ii) the continuing Person shall, after giving effect to such merger or consolidation, be an Indebtedness-Free Subsidiary.

        Section 4.8     Disposition of Assets.  The Borrower shall not, and
                        ---------------------
shall not permit any Subsidiary to, directly or indirectly sell, lease, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section 4.8 shall not apply to (i) any disposition of any asset or any interest therein in the ordinary course of business or (ii) the disposition of obsolete or retired property, and in any event shall not apply to dispositions of assets from the date hereof having a total aggregate value of less than $50,000.


#90068563.

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

        Section 4.9     Taxes of Other Persons.  The Borrower shall not, and
                        ----------------------
shall not permit any Subsidiary to, directly or indirectly (a) file a consolidated tax return with any other Person other than, in the case of the Borrower, a Subsidiary and, in the case of any such Subsidiary, the Borrower or a Subsidiary, or (b) except as required by Applicable Law, pay or enter into any Contract to pay any Taxes owing by any Person other than the Borrower or a Subsidiary.

        Section 4.10    Benefit Plans.  The Borrower shall not, and shall not
                        -------------
permit any Subsidiary to, directly or indirectly (a) have, or permit any ERISA Affiliate to have, any Benefit Plan other than an Existing Benefit Plan as set forth on Schedule 4.10; (b) permit any Existing Benefit Plan to be amended in any manner that would cause the aggregate Unfunded Benefit Liabilities under all Existing Benefit Plans to exceed $75,000; or (c) permit any Existing Benefit Plan to have a Funded Current Liability Percentage of less than 60%.

        Section 4.11    Transactions with Affiliates.  The Borrower shall not,
                        ----------------------------
and shall not permit any Subsidiary to, directly or indirectly effect any transaction with any Affiliate on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party.

        Section 4.12    Limitation on Restrictive Covenants.  The Borrower shall
                        -----------------------------------
not, and shall not permit any Subsidiary to, directly or indirectly permit to exist, at any time, any


#90068563.

consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Subsidiary to (a) pay dividends or make any other distributions on shares of its capital stock held by the Borrower or any other Subsidiary, (b) pay any obligation owed to the Borrower or any other Subsidiary, (c) make any loans or advances to or investments in the Borrower or in any other Subsidiary, (d) transfer any of its property or assets to the Borrower or any other Subsidiary, or (e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section 4.12 shall not apply to Permitted Restrictive Covenants.

        Section 4.13    Issuance or Disposition of Capital Stock.  The Borrower
                        ----------------------------------------
shall not, and shall not permit any Subsidiary to, directly or indirectly issue any of its Capital Stock or sell, transfer or otherwise dispose of any Capital Stock of any Subsidiary.

        Section 4.14    Capital Expenditures.  The Borrower shall not,
                        --------------------
and shall not permit any Subsidiary to, directly or indirectly make any Capital Expenditures during the fiscal quarter ended on the date set forth below (taken as one accounting period) which exceed in the aggregate the amount set forth opposite such period below:

Date                                                   Amount
----                                                   ------
July 31, 1994                                          $150,000
October 31, 1994                                       $150,000
January 31, 1995                                       $200,000
April 30, 1995                                         $200,000


#90068563.

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

July 31, 1995                                         $400,000
October 31, 1995                                      $400,000
January 31, 1996                                      $400,000
April 30, 1996                                        $400,000
July 31, 1996                                         $400,000
Termination Date                                      $400,000


Notwithstanding anything to the contrary contained above, to the extent that Capital Expenditures made during any period set forth above are less than the amounts set forth opposite such period above, such amount may be carried forward for one period and utilized to make capital expenditures in excess of the amount permitted above in the next subsequent period.

        Section 4.15    Indebtedness.  The Borrower shall not, and shall not
                        ------------
permit any Subsidiary to, directly or indirectly have any Indebtedness, other than (i) as set forth on Schedule 4.15, (ii) additional Indebtedness incurred
                         -------------
in connection with capital leases as to which the Borrower is lessee, which Indebtedness may not exceed $400,000 in the aggregate, and (iii) the Loans.

        Section 4.16    Subsidiaries.  The Borrower shall not form any
                        ------------
Subsidiaries after the Agreement Date without the prior written consent of the Bank.

        Section 4.17    Changes in Key Management.  The Borrower shall not,
                        -------------------------
directly or indirectly, cease to employ either Constance Galley or Richard Bankosky.

        Section 4.18    Minimum Consolidated Tangible Net Worth.  The Borrower
                        ---------------------------------------
shall not permit Consolidated Tangible Net Worth at


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                                      -26-
any time during the periods set forth below to be less than the amounts set forth below:

                 Period                                  Amount
                 ------                                  ------
     July 31, 1994 - October 30, 1994                  $1,800,000
     October 31, 1994 - January 30, 1995               $1,800,000
     January 31, 1995 - April 29, 1995                 $1,800,000
     April 30, 1995 - July 30, 1995                    $1,800,000
     July 31, 1995 - October 30, 1995                  $2,000,000
     October 31, 1995 - January 30, 1995               $2,300,000
     January 31, 1996 - April 29, 1995                 $3,000,000
     April 30, 1996 - July 31, 1996                    $3,800,000
     July 31, 1996 - Termination Date                  $3,800,000

        Section 4.19    Ratio of Consolidated Total Liabilities to Consolidated
                        -------------------------------------------------------
Tangible Net Worth.  The Borrower shall not permit Consolidated Total
------------------
Liabilities at any time during the periods set forth below to exceed the ratio of Consolidated Tangible Net Worth set forth below:

        Period                                  Ratio
        ------                                  -----
July 31, 1994 - October 30, 1994                3.50:1
October 31, 1994 - December 30, 1994            3.50:1
January 31, 1995 - April 29, 1995               3.50:1
April 30, 1995 - July 30, 1995                  3.50:1
July 31, 1995 - October 30, 1995                3.00:1
October 31, 1995 - January 30, 1996             2.50:1
January 31, 1996 - April 29, 1996               2.00:1
April 30, 1996 - July 31, 1996                  2.00:1
July 31, 1996 - Termination Date                2.00:1

        Section 4.20    Working Capital Ratio.  The Borrower shall not permit
                        ---------------------
the ratio of Consolidated Current Assets to Consolidated Current Liabilities to fall below the ratios set forth below for the fiscal quarters ended on the dates set forth below:

        Date                                    Ratio
        ----                                    -----


#90068563.

 July 31, 1994                                  1.10:1
 October 31, 1994                               1.25:1
 January 31, 1995                               1.25:1
 April 30, 1995                                 1.25:1
 July 31, 1995                                  1.25:1
 October 31, 1995                               1.50:1
 January 31, 1996                               1.50:1
 April 30, 1996                                 1.50:1
 July 31, 1996                                  1.50:1


        Section 4.21    Net Losses.  The Borrower shall not incur net losses in
                        ----------
more than one fiscal quarter in any fiscal year or for any fiscal year.

        Section 4.22    Fixed Charge Coverage Ratio.  The Borrower shall not
                        ---------------------------
permit the Fixed Charge Coverage Ratio for any period of four (4) consecutive fiscal quarters (taken as one accounting period) ended as of the date set forth below to be less than the ratio set forth opposite such date below:

        Date                                    Ratio
        ----                                    -----
        July 31, 1994                            .80:1
        October 31, 1994                         .80:1
        January 31, 1995                         .80:1
        April 30, 1995                           .80:1
        July 31, 1995                           1.00:1
        October 31, 1995                        1.15:1
        January 31, 1996                        1.50:1
        April 30, 1996                          1.75:1
        July 31, 1996                           1.75:1

        Section 4.23    Interest Coverage Ratio.  The Borrower shall not permit
                        -----------------------
the Interest Coverage Ratio for any period of four (4) consecutive fiscal quarters (taken as one accounting period) ended as of the date set forth below to be less than the ratio set forth opposite such date below:

        Date                                    Ratio
        ----                                    -----
        July 31, 1994                           1.00:1


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                                      -28-

        October 31, 1994                        1.00:1
        January 31, 1995                        1.00:1
        April 30, 1995                          1.50:1
        July 31, 1995                           2.50:1
        October 31, 1995                        3.00:1
        January 31, 1996                        4.00:1
        April 30, 1996                          5.00:1
        July 31, 1996                           5.00:1

        Section 4.24    Guaranty Agreement.  The Borrower shall cause any
                        ------------------
Subsidiary formed after the Agreement Date to execute and deliver to the Bank a Guaranty Agreement in form and substance satisfactory to the Bank.

        Section 4.25    CDA Guaranty.  The Borrower shall comply with all
                        ------------
provisions of the CDA Guaranty applicable to it and shall promptly pay all fees and expenses owing to the Authority pursuant to the CDA Guaranty.

        Section 4.26    Government Receivables.  The Borrower shall not permit
                        ----------------------
more than fifteen percent (15%) of its Eligible Receivables to consist of Receivables arising out of transactions with a governmental body, entity or agency.

        Section 4.27    Investments.  The Borrower shall not invest in (by
                        -----------
capital contribution or otherwise), suffer to exist any investment in, or acquire or purchase or make any commitment to purchase the obligations or capital stock of, or other indicia of equity rights in, any Person, or permit any of its Subsidiaries so to do, except (a) in connection with mergers, consolidations and acquisitions not prohibited by Section 4.7 and (b)(i) the purchase of direct obligations of the government of the United States of America; (ii) certificates of deposit and


#90068563.

Eurodollar deposits of any bank organized or licensed to conduct a banking business under the laws of the United States or any state thereof or any bank organized under the laws of a foreign country which is licensed to conduct banking business under the laws of the United States or any state thereof and in each case rated A or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. or both; (iii) stock or obligations issued to the Borrower or its Subsidiaries in settlement of claims against others by reason of an event of bankruptcy or a composition or the readjustment of debt or a reorganization of any debtor of the Borrower or its Subsidiaries; (iv) commercial paper of any corporation organized under the laws of any state of the United States having one of the two (2) highest ratings then given by Moody's Investors Service, Inc. or Standard & Poor's Corporation and (v) money market mutual funds having as their primary objectives safety of principal and liquidity and which invest in short term securities with one of the two (2) highest ratings then given by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

        Section 4.28    Relocation of Borrower.  The Borrower shall not relocate
                        ----------------------
(as that term is defined in Section 32-5a of the Connecticut General Statutes and regulations related thereto, as the same may be amended from time to time ("Section 32-5a")) outside of the State of Connecticut or relocate within the State of Connecticut and fail to offer employment as provided by Section 32-5a.


#90068563.

                                   ARTICLE 5

                      FINANCIAL STATEMENTS AND INFORMATION
                      ------------------------------------

        Section 5.1     Financial Statements and Information.  From the
                        ------------------------------------
 Agreement Date and until the Repayment Date, the Borrower shall furnish to the
 Bank:

                (a)     Monthly Financial Statements; Officer's Certificate.  As
                        ---------------------------------------------------
soon as available and in any event within thirty (30) days after the end of each calendar month, commencing with the month of July 1994:

                        (i) consolidated and consolidating balance sheets of the Borrower and the Subsidiaries as at the end of such month and the related consolidated and consolidating statements of income and retained earnings of the Borrower and the Subsidiaries for such month and for the elapsed portion of the fiscal year ended with the last day of such month, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year and of the Borrower's Business Plan for the currently fiscal year; and

                        (ii) a certificate with respect thereto of the president or chief financial officer of the Borrower in the form of
        Schedule 5.1(a).
        ---------------

                (b)     Quarterly Financial Statements; Officer's Certificate.
                        -----------------------------------------------------
As soon as available and in any event within forty-five (45) days after the close of each of the first three (3)


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                                      -31-
quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ending July 31, 1994:

                (i) consolidated and consolidating balance sheets of the Borrower and the Subsidiaries as at the end of such quarterly period and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and the Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year and of the Borrower's Business Plan for the current fiscal year; and

                (ii) a certificate with respect thereto of the president or chief financial officer of the Borrower in the form of Schedule 5.1(b).
                                                               ---------------

                (c)      Year-End Financial Statements; Accountants' and
                         -----------------------------------------------
Officer's Certificates.  As soon as available and in any event within ninety
----------------------
(90) days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending April 30, 1995:

                (i) consolidated and consolidating balance sheets of the Borrower and the Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and the Subsidiaries for such fiscal year,


#90068563.

        setting forth in comparative form the figures as at the end of and for the previous fiscal year;

                        (ii) an audit report of KPMG Peat Marwick, or other independent certified public accountants of recognized standing satisfactory to the Bank, on such of the financial statements referred to in clause (i) as are consolidated financial statements, which report shall be in scope and substance satisfactory to the Bank;

                        (iii) a letter of such accountants addressed to the Bank and in form and substance satisfactory to the Bank stating that they have caused this Agreement to be reviewed and that, in making the examination necessary for their report on such consolidated financial statements, nothing came to their attention that caused them to believe that, as of the date of such financial statements, any Default exists or, if such is not the case, specifying such Default and its nature, when it occurred and whether it is continuing and having attached the calculations required to establish whether or not the Borrower was in compliance at the end of the fiscal year with the covenants contained in Sections 4.14 through 4.17; and

                        (iv) a certificate of the president or chief financial officer of the Borrower in the form of Schedule 5.1(c).
                                                         ---------------

                        (d)     Borrowing Base Information.  (i)  Borrowing Base
                                --------------------------        --------------
Certificates.  Within two (2) days after any request
------------


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

therefor by the Bank and within ten (10) Business Days after the last day of each month, commencing with the month of August 1994, a Borrowing Base Certificate as of the date of the request therefor or the last day of such month, as applicable.

                (ii)    Notice of Ineligibility.  The Borrower shall notify
                        -----------------------
        the Bank of the failure of any Collateral included in the Borrowing Base (as calculated in the most recently delivered Borrowing Base Certificate) to comply with the applicable criteria of eligibility within two (2) Business Days after the Borrower first becomes, or in the exercise of reasonable care should have become, aware of such noncompliance.

                (e)     Annual Business Plan.  As soon as available, and in any
                        --------------------
event within ninety (90) days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending April 30, 1994, an annual business plan, which shall include monthly projected income statements, balance sheets and cash flow statements.

                (f)     Reports and Filings.  (i)  Promptly upon receipt
                        -------------------
thereof, copies of all reports, if any, submitted to the Borrower or any Subsidiary, or the Board of Directors of the Borrower or any Subsidiary, by its independent certified public accountants, including any management letter; (ii) as soon as practicable, copies of all such financial statements and reports as the Borrower or any Subsidiary shall send to its stockholders and of all registration statements and all regular or periodic


#90068563.

reports that the Borrower or any Subsidiary shall file, or may be required to file, with the Securities and Exchange Commission or any successor commission. The Borrower hereby authorizes and directs each other Person to furnish to the Bank any Information regarding such matters that the Bank may request from such Person.

                (g)     Requested Information.  From time to time and promptly
                        ---------------------
upon request of the Bank, such Information regarding the Borrower or the Loan Documents to which the Borrower or any Subsidiary is a party, the Loans or the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower and the Subsidiaries as the Bank may request, in each case in form and substance and certified in a manner satisfactory to the Bank.

                (h)     Notice of Defaults, Material Adverse Changes and Other
                        ------------------------------------------------------
Matters.  Prompt notice of:  (i) any Default, (ii) the acquisition or formation
-------
of a new Subsidiary and, in the case of each such new   Subsidiary, its name,
jurisdiction of incorporation, the percentages of the various classes of its Capital Stock owned by the Borrower or another Subsidiary, (iii) any change in the name of the Borrower or any Subsidiary, its jurisdiction of incorporation, the percentages of the various classes of its Capital Stock owned by the Borrower or another Subsidiary, (iv) the threatening or commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the


#90068563.

Representation and Warranty contained in Section 3.4 to be incorrect if made at such time, (v) the occurrence or nonoccurrence of any change or event that would cause the Representation and Warranty contained in Section 3.6 to be incorrect if made at such time, (vi) any event or condition referred to in clauses (i) through (vii) of Section 6.1(h), whether or not such event or condition shall constitute an Event of Default, (vii) any amendment of the certificate of incorporation or by-laws of the Borrower or any Subsidiary that is a Loan Party and (viii) any matter or event that has had, or may have, a Materially Adverse Effect on Collateral.

        Section 5.2     Accuracy of Financial Statements and Information.
                        ------------------------------------------------
                (a)     Historical Financial Statements.  The Borrower hereby
                        -------------------------------
represents and warrants that (i) Schedule 5.2(a) sets forth a complete and correct list of the financial statements submitted by the Borrower to the Bank in order to induce it to execute and deliver this Agreement, (ii) such financial statements are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles, the consolidated and consolidating financial position of the Borrower and the Subsidiaries as at their respective dates and the consolidated and consolidating results of operations, retained earnings and, as applicable, changes in financial position or cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate, and (iii)


#90068563.

except as disclosed or reflected in such financial statements, as at the date of the latest balance sheet listed on Schedule 5.2(a), neither the Borrower nor any
                                   ---------------
Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Materially Adverse Effect on the Borrower and the Subsidiaries taken as a whole.

                (b)     Future Financial Statements.  The financial statements
                        ---------------------------
delivered pursuant to Section 5.1(a), 5.1(b) or 5.1(c) shall be complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by the Borrower's then current independent certified public accountants), the consolidated and consolidating financial position of the Borrower and the Subsidiaries as at their respective dates and the consolidated and consolidating results of operations, retained earnings and cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate, and the furnishing of the same to the Bank shall onstitute a representation and warranty by the Borrower made on the date the same are furnished to the Bank to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither the Borrower nor any Subsidiary had any Liability, contingent or


#90068563.

otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

                (c)      Historical Information.  The Borrower hereby represents
                         ----------------------
and warrants that all Information furnished to the Bank by or on behalf of the Borrower or any Subsidiary prior to the Agreement Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any Information prepared in the ordinary course of business, was complete and correct in the light of the purpose prepared, and, in the case of any Information the preparation of which was requested by the Bank, was complete and correct in all material respects to the extent necessary to give the Bank true and accurate knowledge of the subject matter thereof, (ii) did not contain any untrue statement of a material fact, and (iii) did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

                (d)     Future Information.  All Information furnished to the
                        ------------------
Bank by or on behalf of the Borrower or any Subsidiary on or after the Agreement Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under,


#90068563.

the Loan Documents, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any Information prepared in the ordinary course of business, be complete and correct in the light of the purpose prepared, and, in the case of any Information required by the terms of the Loan Documents or the preparation of which was requested by the Bank, be complete and correct to the extent necessary to give the Bank true and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact, and (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Bank shall constitute a representation and warranty by the Borrower made on the date the same are so furnished to the effect specified in clauses (i), (ii) and (iii).

        Section 5.3     Additional Covenants Relating to Disclosure.  From the
                        -------------------------------------------
Agreement Date and until the Repayment Date, the Borrower shall and shall cause each Subsidiary to:

                (a)     Accounting Methods and Financial Records.  Maintain a
                        ----------------------------------------
System of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Sections 5.1(a), 5.1(b) and 5.1(c) and (ii) the determination of the compliance of


#90068563.

the Borrower and the Subsidiaries with the terms of the Loan Documents.

                (b)     Fiscal Year.  Maintain the same opening and closing
                        -----------
dates for each fiscal year as for the fiscal year reflected in the Base Financial Statements or, if the opening and closing dates for the fiscal year reflected in the Base Financial Statements were determined pursuant to a formula, determine the opening and closing dates for each fiscal year pursuant to the same formula.

                (c)  Visits, Inspections and Discussions.  Permit, or promptly
                     -----------------------------------
take such actions as are necessary or desirable in order to permit, representatives (whether or not officers or employees) of the Bank, from time to time, as often as may be reasonably requested, to (i) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records and books and records of others relating to it, including management letters prepared by its independent certified public accountants, (iv) cause an audit of the Collateral to be prepared and delivered to the Bank from time to time upon the Bank's reasonable request and at the Borrower's expense, and (v) discuss with any Person (including its principal officers, independent certified public accountants, suppliers, customers, debtors and other creditors)


#90068563.

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

its business, assets, Liabilities, financial condition, results of operation and business prospects, provided, however, that, if an Event of Default is not
                    --------  -------
continuing, the Bank will notify the Borrower prior to discussing such matters with any supplier or customer. Notwithstanding the foregoing, any failure by the Bank to notify the Borrower pursuant to the preceding sentence shall not affect the Bank's rights hereunder. The Borrower hereby authorizes and directs all other Persons (i) to permit representatives of the Bank to make such visits, inspections, reviews and extracts of premises, property, books and records within their possession or control and (ii) to discuss such matters with such representatives.

                The Bank will endeavor to keep all financial information regarding the Borrower confidential and not to release any such information to any third party not affiliated with the Bank or the Borrower other than the Authority, provided, however, that the Bank's noncompliance with this sentence
           --------  -------
will not affect its rights under this Agreement. The Bank will request that any representative of the Bank (other than an officer or employee of the Bank or any of its Affiliates) execute a confidentiality agreement between such representative and the Borrower relating to information obtained by such representative regarding the Borrower, provided, however, that any failure of
                                       --------  -------
such representative to execute such confidentiality agreement shall not preclude the Bank from using the services of such representative.


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

                                   ARTICLE 6

                                    DEFAULT
                                    -------

        Section 6.1     Events of Default.  Each of the following shall
                        -----------------
constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower or any Subsidiary, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

                (a) Any payment of principal of or interest on any of the Loans or the Notes or of the commitment fee shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes and, except in the case of payments of principal, such failure shall continue for two
(2) days;

                (b) Any Loan Document Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

                (c) The Borrower shall default in the performance or observance of
                        (i) any term, covenant, condition or agreement contained in Section 4.1(a) (insofar as such Section requires the preservation of the corporate existence


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

        of the Borrower), 4.1(f), 4.2 through 4.28, 5.1 or 5.3 of this Agreement;

                        (ii) any term, covenant, condition or agreement contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of twenty (20) days; or

                        (iii) any term, covenant, condition or agreement contained in any Loan Document (other than any term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continued unremedied for a period of ten (10) days;

                (d) (i) The Borrower or any Subsidiary shall fail to pay, in accordance with its terms and when due and payable, any of the principal of or interest on any Indebtedness (other than the Loans) having a then outstanding principal amount in excess of $75,000, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the


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

         creation of or concerning such Indebtedness, or (iii) (A) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period or such shorter period of time as the Bank may specify;

                (e) A default shall be continuing under any Contract (other than a Contract relating to Indebtedness to which clause (d) of this Section 6.1 is applicable) binding upon the Borrower or any Subsidiary, except a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) the Borrower and the Consolidated Subsidiaries taken as a whole, (ii) any Loan Document or (iii) the Collateral;

                (f) (i) The Borrower or any Subsidiary shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a


#90068563.

timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing; or

                        (ii) (A) A case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking (1) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or any Subsidiary, and such case or proceeding shall continue undismissed or unstayed for a period of thirty (30) days, or (B) an order granting the relief requested in such case or proceeding against the Borrower or


#90068563.

        any Subsidiary (including an order for relief under such Federal bankruptcy laws) shall be entered;

                (g) A judgment or order shall be entered against the Borrower or any Subsidiary by any court, and (i) in the case of a judgment or order for the payment of money, either (A) such judgment or order shall continue undischarged and unstayed for a period of twenty (20) days in which the aggregate amount of all such judgments and orders exceeds $100,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Bank, together with all other such judgments or orders, have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole;

                (h) (i) any Termination Event shall occur with respect to any Benefit Plan of the Borrower, any Subsidiary or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) the Borrower, any Subsidiary or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA
Section 4203 or 4205) therefrom, (v) the Borrower, any


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                                      -46-

Subsidiary or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against the Borrower, any Subsidiary or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within thirty (30) days thereafter, or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Bank will not subject, the Borrower or any Subsidiary to any Liability that, alone or in the aggregate with all such Liabilities, exceeds $75,000;

                (i) Any Loan Party or any Affiliate of any Loan Party asserts, or any Loan Party or any Affiliate of any Loan Party or any other Person institutes any proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable, (ii) the Guaranty of any guarantor of the obligations hereunder is limited in amount,
(iii) the amount of obligations secured under the Security Agreement is limited, or (iv) the Security Interest is not a valid and perfected first priority security interest in the Collateral subject only to Permitted Liens; or


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                                      -47-

                (j) The Borrower shall fail to pay any annual guaranty fee under the CDA Guaranty.

        Section 6.2     Remedies upon Event of Default.  During the continuance
                        ------------------------------
of any Event of Default (other than one specified in Section 6.1(f)) and in every such event, the Bank, upon notice to the Borrower, may do either or both of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Borrower Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable and (b) terminate, in whole or, from time to time, in part, the Commitment.
Upon the occurrence of an Event of Default specified in Section 6.1(f), automatically and without any notice to the Borrower, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under the Borrower Loan Documents shall be due and payable and (b) the Commitment shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.2) are hereby expressly waived.

                                   ARTICLE 7

                     ADDITIONAL CREDIT FACILITY PROVISIONS
                     -------------------------------------

        Section 7.1     Regulatory Changes.  If in the determination of the Bank
                        ------------------
(a) any Regulatory Change shall directly or indirectly (i) reduce the amount of any sum received or receivable by the Bank with respect to any Loan or the return


#90068563.

to be earned by the Bank on any Loan, (ii) impose a cost on the Bank or any Affiliate of the Bank that is attributable to the making or maintaining of, or the Bank's commitment to make, any Loan, (iii) require the Bank or any Affiliate of the Bank to make any payment on or calculated by reference to the gross amount of any amount received by the Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of the Bank or any Affiliate of the Bank that the Bank or such Affiliate is required to maintain on account of any Loan or the Bank's commitment to make any Loan and
(b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall pay to the Bank such additional amounts as the Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased ' cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within fifteen (15) days after request by such Bank for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by the Bank. The Bank will promptly notify the Borrower of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect the Bank's right to compensation.


#90068563.

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

        Section 7.2     Capital Requirements.  If, in the determination of the
                        --------------------
Bank, the Bank or any Affiliate of the Bank is required, under Applicable Law, interpretations, directives, requests and guidelines (whether or not having the force of law), to maintain capital on account of any Loan or the Bank's commitment to make any Loan, then, upon request by the Bank, the Borrower shall from time to time thereafter pay to the Bank such additional amounts as the Bank determines will fully compensate for any reduction in the rate of return on the capital that the Bank or such Affiliate is so required to maintain on account of such Loan or commitment suffered as a result of such capital requirement. Such additional amounts shall be payable, in the case of those applicable to prior periods, within fifteen (15) days after request by the Bank for such payment and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by the Bank.

        Section 7.3     Determinations.  In making the determinations
                        --------------
contemplated by Sections 7.1 and 7.2, the Bank may make such estimates, assumptions, allocations and the like that the Bank in good faith determines to be appropriate, and the Bank's selection thereof in accordance with this
Section 7.3, and the determinations made by the Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission.
The Bank shall furnish to the Borrower upon request a certificate outlining in reasonable


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                                      -50-
detail the computation of any amounts claimed by it under this Article 7 and the assumptions underlying such computations.

        Section 7.4     Change of Lending Office.  If an event occurs with
                        ------------------------
respect to a Lending Office that entitles the Bank to make a claim under
Section 7.1 or 7.2, the Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will eliminate such operability or reduce the amount the Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of the Bank, be disadvantageous to the Bank in any manner or contrary to Bank policy. The Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by the Bank shall not entitle the Bank to make a claim under Section 7.1 or 7.2 if the operability of such clause or such claim results solely from such designation and not from a subsequent Regulatory Change.

                                   ARTICLE 8

                                 MISCELLANEOUS
                                 -------------

        Section 8.1     Notices and Deliveries.  (a)  Notices and
                        ----------------------        -----------
Material Other than Collateral.  Except as provided in Section 8.1(b):
--------------------------------


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

                        (i)     Manner of Delivery.  All notices, communications
                                ------------------
        and materials (including all Information) to be given or delivered pursuant to the Borrower Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telex and telecopy transmissions). Notices under Sections 1.2, 1.5, 1.6 and 6.2 may be by telephone, promptly, in the case of each notice other than one under
        Section 6.2, confirmed in writing.  In the case of a notice given under
        Section 6.2, the Bank will endeavor to confirm its telephonic notice in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Bank has acted in reliance on such telephonic notice.

                        (ii)    Addresses.  All notices, communications and
                                ---------
        materials to be given or delivered pursuant to the Borrower Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

                (A)  if to the Borrower, to it at:

                TSI International Software Ltd.
                45 Danbury Road
                Wilton, CT   06897
                Telecopier No.: 203-762-9677
                Telephone No.:  203-761-8600


#90068563.

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

                Attention:  Mr. Richard P. Bankosky, Vice
                  President, Finance and Administration,
                  Chief Financial Officer

                (B)  if to the Bank, to it at:

                The Bank of New York
                123 Main Street
                White Plains, New York  10602
                Telecopier No.: 914-421-8065
                Telephone No.:  914-421-8050

                Attention:  Mr. Edward J. Moriarty, Vice President

                with a copy to:

                BNY Business Center, Inc.
                3 Stamford Plaza
                301 Tresser Boulevard
                Stamford, CT  06901
                Telecopier No.:  203-967-8006
                Telephone No.:  203-967-8000

                Attention:  Mr. Joseph Markey, Vice President

                with a copy to:

                Winthrop, Stimson, Putnam & Roberts
                Financial Centre
                695 East Main Street
                P.O. Box 6760
                Stamford, CT 06904-6760
                Telecopier No.: 203-965-8226
                Telephone No.:  203-348-2300

                Attention:  Frode Jensen, III, Esq.


        or at such other address or telex, telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address".


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

                        (iii)   Effectiveness.  Each notice and communication
                                -------------
        and any material to be given or delivered pursuant to the Borrower Loan Documents shall be deemed so given or delivered (A) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (B) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (C) if sent by telex, when such notice, communication or material is transmitted to the appropriate number determined as above provided in this Section 8.1 and the appropriate answer-back is received, (D) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and
        (E) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Bank to the Borrower under
        Section 6.2 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the


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                                      -54-
        time, to any other officer or employee of the Borrower, except that (x) notices of a change of address, telex, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received and (y) notices, communications and materials to be given or delivered to the Bank pursuant to Sections 1.2, 1.5 and 1.6 and Article 5 shall not be deemed given or delivered until received by the officer of the Bank responsible, at the time, for the administration of the Loan Documents.

                        (iv)    Reasonable Notice.  Any requirement under
                                -----------------
        Applicable Law of reasonable notice by the Bank to the Borrower of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Bank of any of its rights thereunder shall be met if notice of such event is given to the Borrower in the manner prescribed above at least ten (10) days before (A) the date of such event or (B) the date after which such event will occur.

                (b)     Collateral.  Until the Bank shall otherwise specify,
                        ----------
all Collateral to be delivered to the Bank pursuant to the Borrower Loan Documents consisting of instruments, securities, chattel paper, letters of credit or documents shall be delivered to the Bank at the Bank's Office either by hand delivery or by registered or certified mail, postage prepaid, return receipt requested, in either case insured in an amount not less than the greater of the aggregate face amount and the


#90068563.

aggregate fair market value of the Collateral so being delivered. All other Collateral to be delivered to the Bank pursuant to the Borrower Loan Documents shall be delivered to such Person, at such address, by such means and in such manner as the Bank may designate.

        Section 8.2     Expenses; Indemnification.  Whether or not any Loans
                        -------------------------
are made hereunder, the Borrower shall:

                (a) pay or reimburse the Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;

                (b) pay or reimburse the Bank for all costs and expenses (including all reasonable fees and disbursements of legal counsel, appraisers, accountants, collateral auditors and other experts employed or retained by the
Bank) incurred by the Bank in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and (B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents, (iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection or preservation of the Collateral, (B) the protection, preservation, exercise or enforcement of any of its rights in, under or related to the Collateral or the Loan


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                                      -56-

Documents or (C) the performance of any of its obligations under or related to the Loan Documents, (iv) protecting or preserving the Collateral or (v) protecting, preserving, exercising or enforcing any of its rights in, under or related to the Collateral or the Loan Documents, including defending the Security Interest as a valid, perfected, first priority security interest in the Collateral subject only to Permitted Liens; and

                (c) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person,


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                                      -57-
final and not subject to review on appeal, to be the result of acts or omissions on the part of such Indemnified Person constituting (x) willful misconduct, (y) knowing violations of law or (z) in the case of claims by the Borrower against such Indemnified Person, such Indemnified Person's failure to observe any other standard applicable to it under any of the other provisions of the Loan Documents or, but only to the extent not waivable thereunder, Applicable
Law.

        Section 8.3     Amounts Payable Due upon Request for Payment.  All
                        --------------------------------------------
amounts payable by the Borrower under Section 8.2 and under the other provisions of the Borrower Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

        Section 8.4     Remedies of the Essence.  The various rights and
                        -----------------------
remedies of the Bank under the Borrower Loan Documents are of the essence of those agreements, and the Bank shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

        Section 8.5     Rights Cumulative.  Each of the rights and remedies of
                        -----------------
the Bank under the Loan Documents shall be in addition to all of its other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

        Section 8.6     Disclosures.  The Bank may disclose to, and exchange and
                        -----------
discuss with, any other Person (the Bank and each such other Person being hereby authorized to do so) any


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                                      -58-

Information concerning the Collateral or the Borrower or any Subsidiary (whether received by the Bank or such other Person in connection with or pursuant to the Loan Documents or otherwise) for the purpose of (a) complying with Applicable Law, (b) protecting or preserving the Collateral, (c) protecting, preserving, exercising or enforcing any of its rights in, under or related to the Collateral or the Loan Documents, (d) performing any of its obligations under or related to the Loan Documents or (e) consulting with respect to any of the foregoing matters.

        Section 8.7     Amendments; Waivers.  Any term, covenant, agreement or
                        -------------------
condition of the Borrower Loan Documents may be amended, and any right under the Borrower Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Bank and, in the case of an amendment, by the Borrower. Unless otherwise specified in such waiver, a waiver of any right under the Borrower Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Bank under the Borrower Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Bank under the Borrower Loan Documents or Applicable Law.


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

        Section 8.8     Set-Off; Suspension of Payment and Performance.  The
                        ----------------------------------------------
Bank is hereby authorized by the Borrower, at any time and from time to time, without notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of the Borrower under the Borrower Loan Documents (whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by the Bank or any of its Affiliates to the Borrower or any Subsidiary (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Default, to suspend the payment and performance of such Liabilities owing by the Bank or its Affiliates and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

        Section 8.9     Assignments and Participations.  (a)  Assignments.  (i)
                        ------------------------------        -----------
The Borrower may not assign any of its rights or obligations under the Borrower Loan Documents without the prior written consent of the Bank, and no assignment of any such obligation shall release the Borrower therefrom unless the Bank shall have consented to such release in a writing specifically referring to the obligation from which the Borrower is to be released.


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                        (ii)    The Bank may from time to time assign any or all
        of its rights and obligations under the Borrower Loan Documents and with respect to the Collateral to one or more Persons without the consent of the Borrower. Any assignment by the Bank of any or all of its obligations under the Borrower Loan Documents shall release the Bank therefrom if such assignment is to an Eligible Assignee or is consented to in writing by the Borrower.

                        (b)     Participations.  The Bank may from time to time
                                --------------
sell or otherwise grant participations in any or all of its rights and obligations under the Borrower Loan Documents and with respect to the Collateral without the consent of the Borrower.

                        (c)     Rights of Assignees and Participants.  Each
                                ------------------------------------
assignee of, and each holder of a participation in, the rights of the Bank under the Borrower Loan Documents and with respect to the Collateral, if and to the extent the applicable assignment or participation agreement so provides, (i) shall, with respect to its assignment or participation, be entitled to all of the rights of the Bank (as fully, in the case of a holder of a participation, as though it were the Bank) and (ii) may exercise any and all rights of set-off or banker's lien with respect thereto (as fully, in the case of a holder of a participation, as though the Borrower were directly indebted to such holder for amounts payable under the Borrower Loan Documents to which such holder is entitled under the applicable participation agreement); provided, however, that
                                                        --------  -------
no assignee or holder of a participation


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

shall be entitled to any amounts that would otherwise be payable to it with respect to its assignment or participation under Section 1.9(b) or Section 7.1 unless (x) such amounts are payable in respect of Regulatory Changes that are enacted, adopted or issued after the date the applicable assignment or participation agreement was executed or (y) such amounts would have been payable to the Bank that made such assignment or granted such participation if such assignment had not been made or such participation granted.

        Section 8.10    Governing Law.  This Agreement and the Notes (including
                        -------------
matters relating to the Maximum Permissible Rate) shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).

        Section 8.11    Judicial Proceedings; Waiver of Jury Trial.  Any
                        ------------------------------------------
judicial proceeding brought against the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower hereby


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

waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 8.1(a)(ii), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Bank or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction. Any judicial proceeding by the Borrower against the Bank involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York. THE BORROWER AND THE BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

        Section 8.12    LIMITATION OF LIABILITY.  NEITHER THE BANK NOR ANY OTHER
                        -----------------------
INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE BORROWER IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM.

        Section 8.13    Severability of Provisions.  Any provision of the
                        --------------------------
Borrower Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or


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                                      -63-
unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of Applicable Law that renders any provision of the Borrower Loan Documents prohibited or unenforceable in any respect.

        Section 8.14    Counterparts.  This Agreement may be signed in any
                        ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

        Section 8.15    Survival of Obligations.  Except as otherwise expressly
                        -----------------------
provided therein, the rights and obligations of the Borrower, the Bank and the other Indemnified Persons under the Borrower Loan Documents shall survive the Repayment Date and the termination of the Security Interest.

        Section 8.16    Entire Agreement.  This Agreement and the Notes embody
                        ----------------
the entire agreement between the Borrower and the Bank relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

        Section 8.17    Successors and Assigns.  All of the provisions of this
                        ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                   ARTICLE 9

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                                      -64-

                                 INTERPRETATION
                                 --------------

        Section 9.1     Definitional Provisions.  (a)   Defined Terms.  For the
                        -----------------------         -------------
purposes of this Agreement:

        "Account" has the meaning ascribed to such term in the Security
         -------
Agreement.

        "Accumulated Funding Deficiency" has the meaning ascribed to that term
         ------------------------------
in Section 302 of ERISA.

        "Affiliate" means, with respect to a Person, any other Person that,
         ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower.

        "Agreement" means this Agreement, including all schedules, annexes and
         ---------
exhibits hereto.

        "Agreement Date" means the date set forth as such on the last signature
         --------------
page hereof.

        "Alternative Base Rate" means, for any day, a rate per annum equal to
         ---------------------
the higher of (i) the Prime Rate in effect on such day and (ii) the sum of the Federal Funds Rate in effect on such day plus 1/2%.

        "Applicable Law" means, anything in Section 8.10 to the contrary
         --------------
notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) constitutions, statutes, rules, regulations and orders of governmental bodies, (B) Governmental Approvals and (C) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

        "Authority" means the Connecticut Development Authority.
         ---------

        "Bank" means (i) The Bank of New York and (ii) any Person that has been
         ----
assigned any or all of the rights or obligations of the Bank pursuant to Section 8.9(a).

        "Bank's Office" means the address of the Bank specified in or determined
         -------------
in accordance with the provisions of Section 8.1(a)(ii).

        "Base Financial Statements" means the most recent, audited, consolidated
         -------------------------
balance sheet of the Borrower and the Consolidated Subsidiaries referred to in
Schedule 5.2(a) and the
--------------

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

related statements of income, retained earnings and, as applicable, changes in financial position or cash flows for the fiscal year ended with the date of such balance sheet.

        "Benefit Plan" of any Person, means, at any time, any employee benefit
         ------------
plan (including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person.

        "Borrower" means TSI International Software Ltd., a Delaware
         --------
corporation.

        "Borrower Business Plan" means the annual business plan described in
         ----------------------
Section 5.1(e) hereof.

        "Borrower Loan Documents" means the Loan Documents to which the Borrower
         -----------------------
is a party.

        "Borrowing Base" means, at any time, the amount equal to the sum of (A)
         --------------
80% of the Eligible Accounts Receivable, (B) 75% of the Eligible Current Key Master Receivables and (C) 70% of the Eligible Long-term Key Master Receivables and (D) the CDA Guaranty Amount.

        "Borrowing Base Certificate" means a certificate in the form of Schedule
         --------------------------                                     --------
5.1(d).
------

        "Business Day" means any day other than a Saturday, Sunday or other day
         ------------
on which banks in New York City are authorized to close.

        "Capital Expenditure" means any expenditure for fixed or capital assets
         -------------------
(including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted Accounting Principles and including capitalized lease obligations).

        "Capital Stock" means, with respect to any Person, (i) any share of
         -------------
capital stock of such Person or (ii) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person.

        "CDA Guaranty" means a partial first loss guaranty of the Authority in
         ------------
the amount of 30% of the aggregate amount of Loans outstanding, to a maximum of $1,200,000, substantially in the form of Exhibit B hereto.
                                         ---------

        "CDA Guaranty Amount" means the effective dollar amount of the
         -------------------
guarantee of the Authority as provided in the CDA Guaranty.


#90068563.

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

        "Code" means the Internal Revenue Code of 1986.
         ----

        "Collateral" means all property in which a Lien is created pursuant to
         ----------
the Loan Documents.

        "Commitment" means (i) the amount set forth in Section 1.1, as the same
         ----------
may be reduced from time to time pursuant to Section 1.6, or (ii) as the context may require, the obligation of the Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.

        "Consolidated Current Assets" means, at any time, the consolidated
         ---------------------------
current assets of the Borrower and the Subsidiaries as of such time.

        "Consolidated Current Liabilities" means, at any time, (a) the sum of
         --------------------------------
(i) the consolidated current liabilities of the Borrower and the Subsidiaries (excluding the Loans) plus (ii) the current liabilities of any Person (other than the Borrower or a Subsidiary) that are Guaranteed by the Borrower or a Subsidiary minus (b) the current portion of deferred income-maintenance revenue (as such term is used under Generally Accepted Accounting Principles), all as of such time.

        "Consolidated Indebtedness" means, at any time, the consolidated
         -------------------------
Indebtedness of the Borrower and the Subsidiaries as of such time.

        "Consolidated Tangible Net Worth" means, at any time, the consolidated
         -------------------------------
stockholders' equity of the Borrower and the Subsidiaries plus deferred income-maintenance revenue (as such term is used under Generally Accepted Accounting Principles) as of such time.

        "Consolidated Total Liabilities" means, at any time, (a) the sum of (i)
         ------------------------------
all consolidated liabilities of the Borrower and the Subsidiaries and (ii) all liabilities of any Person (other than the Borrower or a Subsidiary) that are Guaranteed by the Borrower or a Subsidiary minus (b) deferred income-maintenance revenue (as such term is used under Generally Accepted Accounting Principles), all as of such time.

        "Contingent Obligation"  shall mean, as to any Person, any obligation of
         ---------------------
such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligation") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the


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purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however,
                                                            --------  -------
that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall, unless expressly limited by its terms to a lesser amount, be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or such lesser amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

        "Contract" means (i) any agreement (whether bi-lateral or unilateral or
         --------
executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (ii) any deed or other instrument of conveyance, (iii) any certificate of incorporation or charter and (iv) any bylaw.

        "Current Key Master Receivables" means those portions of term contract
         ------------------------------
receivables arising from sales, leases or maintenance contracts by the Borrower relating to Key Master Software, normally appearing on the Borrower's balance sheet as "Current portion of investment in licensing contracts receivable," which will become due and payable in one (1) year or less.

        "Debt" means any Liability that constitutes "debt" or "Debt" under
         ----
section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

        "Default" means any condition or event that constitutes an Event of
         -------
Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

        "Dollars" and the sign "$" mean lawful money of the United States of
         -------
America.

        "EBIT" means, with respect to any period, the earnings of the Borrower
         ----
for such period before deductions have been made for interest and taxes.


#90068563.

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

        "EBITDA" means, with respect to any period, EBIT before deductions have
         ------
been made for depreciation and amortization.

        "Eligible Account Receivable" means an Eligible Receivable that is an
         ---------------------------
Account.

        "Eligible Assignee" means (i) any commercial bank, savings and loan
         -----------------
institution or savings bank organized under the laws of the United States, or any State thereof, and having combined capital and surplus in excess of $100,000,000, (ii) any commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having combined capital and surplus (or the equivalent thereof under the accounting principles applicable thereto) in excess of $100,000,000, provided that such bank is acting through a branch, agency or Affiliate located in the country in which it is organized or another country that is also a member of the OECD,
(iii) any Federal Reserve Bank or any central bank of any country that is a member of the OECD, (iv) any insurance company, pension fund, mutual fund or other financial institution of recognized standing or (v) the Authority.

        "Eligible Current Key Master Receivable" means an Eligible Receivable
         --------------------------------------
that is a Current Key Master Receivable.

        "Eligible Long-term Key Master Receivable" means an Eligible Receivable
         ----------------------------------------
that is a Long-term Key Master Receivable.

        "Eligible Receivable" means an Account, Current Key Master Receivable,
         -------------------
Long-term Key Master Receivable of the Borrower, or such other Receivable requested by the Borrower and approved by the Bank which in all cases the Bank in its sole and absolute discretion determines meets all of the following requirements:

        (i) such Receivable represents a complete bona fide transaction that, other than in the case of leases, maintenance contracts and goods for which payment has been made but which have not yet been shipped, requires no further act under any circumstances on the part of the Borrower to make such Receivable payable by the account debtor and that arises from an arm's length transaction between unrelated parties in the ordinary course of the Borrower's business;

        (ii) such Receivable shall not (A) be unpaid more than ninety (90) days from the date of the original invoice or (B) be payable by an account debtor (1) more than 25% of whose Receivables have remained unpaid for more than ninety (90) days from the dates of their original invoices, (2) more than 25% of whose Receivables do not constitute Eligible Receivables or (3)


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                                      -69-
whose Receivables constitute, in the Bank's determination, too high a percentage of the aggregate amount of all outstanding Receivables;

        (iii) if such Receivable arises from the sale of goods, and no part of such goods, or any other goods shipped or delivered to such account debtor has been returned or rejected;

        (iv) such Receivable is not evidenced by chattel paper or an instrument of any kind;

        (v) the account debtor with respect to such Receivable (A) is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, that might have a Materially Adverse Effect on the business of such account debtor, (B) has not made an assignment for the benefit of creditors or consented to or suffered the appointment of a receiver, trustee, liquidator, custodian or the like for it or for a significant portion of its assets or affairs or (C) is not, in the sole discretion of the Bank, deemed ineligible for credit or other reasons;

        (vi) if the account debtor with respect thereto is located outside of the United States (excluding for this purpose the Commonwealth of Puerto Rico), the goods that gave rise to such Receivable were shipped after receipt by the Borrower from the account debtor of an irrevocable letter of credit, which letter of credit has been issued or confirmed by a financial institution acceptable to the Bank and is in form and substance acceptable to the Bank, payable in the full face amount of the face value of the Receivable in freely convertible Dollars at a place of payment located within such United States or the Bank is otherwise satisfied with the collectability of the Receivable;

        (vii) such Receivable is a valid, legally enforceable obligation of the account debtor with respect thereto and is not subject to any present, or contingent, and no facts exist that are the basis for any future, offset or counterclaim or other defense or dispute on the part of such account debtor;

        (viii) such Receivable is (A) subject to the Security Interest and the Security Interest is perfected as to such Receivable and (B) subject to no Liens;

        (ix) such Receivable is evidenced by an invoice or other documentation in form acceptable to the Bank;

        (x) the Borrower has observed and complied with all laws of the jurisdiction in which the account debtor on such Receivable is located that, if not observed and complied with, would deny to the Borrower access to the courts of such State;


#90068563.

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

        (xi) such Receivable does not arise out of any transaction with a Subsidiary or Affiliate of the Borrower;

        (xii) such Receivable is not subject to any provision prohibiting its assignment or requiring notice of or consent to such assignment;

        (xiii) if such Receivable arises from the sale of goods, the goods the sale of which gave rise to such Receivable (A) were not, at the time of the sale or leasing thereof, subject to any Lien, except the Security Interest and Liens that constitute Permitted Liens under the Security Agreement and (B) were manufactured in accordance with all Applicable Laws including those specifying minimum wages and working conditions;

        (xiv)  such Receivable is payable in freely transferable Dollars;

        (xv) no covenant, representation or warranty applicable to such Receivable under any of the Loan Documents has been breached or is inaccurate in any respect; and

        (xvi) such Receivable is not determined by the Bank to be ineligible for any other reason generally accepted in the commercial finance business as a reason for ineligibility.

        "ERISA" means the Employee Retirement Income Security Act of 1974.
         -----

        "ERISA Affiliate" means, with respect to any Person, any other Person,
         ---------------
including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c),
(m) or (o) of which such first Person is a member.

        "Escrow Agreement" means an amendment to, or replacement of, the Escrow
         ----------------
Agreement dated as of August 17, 1992 by and among the Borrower, The First National Bank of Boston and State Street Bank and Trust Company of Connecticut, N.A., in form and substance satisfactory to the Bank.

        "Event of Default" means any of the events specified in Section 6.1.
         ----------------

        "Existing Benefit Plan" means any Benefit Plan listed on Schedule 4.10.
         ---------------------

        "Existing Guaranty" means (i) any Guaranty outstanding on the Agreement
         -----------------
Date, to the extent set forth on Schedule 4.4, and (ii) any Guaranty that
                                 ------------
constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (A) at the time


#90068563.

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

such Guaranty is entered into and immediately after giving effect thereto, no Default would exist, (B) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (C) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced and (D) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

        "Existing Lien" means a Lien set forth on Schedule 4.5 hereof.
         -------------                            ------------

        "Federal Funds Rate" means, for any day, the weighted average of the
         ------------------
rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by the Bank from three (3) Federal funds brokers of recognized standing selected by such bank.

        "Fixed Charge Coverage Ratio" means, at any time, (a) the sum of
         ---------------------------
(i) EBITDA minus (u) Capital Expenditures and (v) purchased software and capitalized product development costs plus (ii) Fixed Charges, divided by (b) the sum of (x) Fixed Charges, (y) interest payments plus (z) the total amount of principal due within one year on long-term debt, in each case as of such time.

        "Fixed Charges" means the sum of rent, capitalized lease payments and
         -------------
 operating lease payments.

        "Funded Current Liability Percentage" has the meaning ascribed to that
         -----------------------------------
 term in Code Section 401(a)(29).

        "Generally Accepted Accounting Principles" means (i) in the case of the
         ----------------------------------------
Base Financial Statements, generally accepted accounting principles at the time of the issuance of the Base Financial Statements and (ii) in all other cases, the accounting principles followed in the preparation of the Base Financial Statements.

        "Governmental Approval" means any authorization, consent, approval,
         ---------------------
license or exemption of, registration or filing with, or report or notice to, any governmental unit.


#90068563.

        "Guaranty" of any Person means any obligation, contingent or otherwise,
         --------
of such Person (i) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (ii) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has
                                            ---------
the correlative meaning.

        "Guaranty Agreement" means any Guaranty Agreement between any Subsidiary
         ------------------
of the Borrower and the Bank.

        "Indebtedness" of any Person means (in each case, whether such
         ------------
obligation is with full or limited recourse) (i) any obligation of such Person for borrowed money, (ii) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (iii) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (iv) any obligation of such Person as lessee under a capital lease, (v) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (vi) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person to the extent that such reimbursement obligation remains outstanding after it becomes non-contingent, (vii) any obligation with respect to an interest rate or currency swap or similar obligation obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount thereof, (viii) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person, (ix) any Indebtedness of others Guaranteed by such Person and (x) all Contingent Obligations of such Person.

        "Indemnified Person" means any Person that is, or at any time was, the
         ------------------
Bank, an Affiliate of the Bank or a director, officer, employee or agent of any such Person.



#90068563.

        "Information" means data, certificates, reports, statements (including
         -----------
financial statements), opinions of counsel, documents and other information.

        "Intellectual Property" has the meaning ascribed to such term in the
         ---------------------
Security Agreement.

        "Interest Coverage Ratio" means, at any time, the ratio of EBIT to total
         -----------------------
interest payment liabilities on all Indebtedness of the Borrower and the Subsidiaries as of such time.

        "Interest Payment Date" means the first day of each month.
         ---------------------

        "Key Master Software" means the object and applications code comprising
         -------------------
the product or products marketed under the trademark "Key Master."

        "Key Master Software Agreements" means all of the Borrower's leases and
         ------------------------------
maintenance agreements relating to the Key Master Software.

        "Lending Office" means 123 Main Street, White Plains, New York 10602, or
         --------------
such other branch or office of the Bank designated by the Bank from time to time as the branch or office at which Alternative Base Rate Loans are to be made or maintained. The Bank may from time to time designate separate Lending Offices for its Alternative Base Rate Loans and CD Rate Loans, in which case all references to the Lending Office shall be deemed to refer to either or both of such Offices, as the context may require.

        "Letter of Credit" means a standby letter of credit issued by the Bank
         ----------------
for the account of the Borrower pursuant to the terms of this Agreement and an Application and Agreement for Standby Letter of Credit.

        "Liability" of any Person means (in each case, whether with full or
         ---------
limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

        "Lien" means, with respect to any property or asset (or any income or
         ----
profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise) (i) any


#90068563.

mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (ii) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured creditors of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

        "Loan" means any amount advanced by the Bank pursuant to Section 1.1,
         ----
and shall include the reimbursement obligations under any amount of any outstanding Letter of Credit.

        "Loan Document Related Claim" means any claim (whether civil, criminal
         ---------------------------
or administrative and whether sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with, the Loan Documents or the relationships established thereunder, whether such claim arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

        "Loan Document Representation and Warranty" means any "Representation
         -----------------------------------------
and Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made under any Loan Document.

        "Loan Documents" means (i) this Agreement, the Note, the Security
         --------------
Agreement, the CDA Guaranty, the Application and Agreement for Standby Letter of Credit and (ii) all other agreements, documents and instruments relating to, arising out of, or in any way connected with (A) any agreement, document or instrument referred to in clause (i), (B) any other agreement, document or instrument referred to in this clause (ii) or (C) any of the transactions contemplated by any agreement, document or instrument referred to in clause (i) or in this clause (ii).

        "Loan Party" means any Person (other than the Bank) that is a party to
         ----------
Loan Document.

        "Long-term Key Master Receivables" means those portions of term contract
         --------------------------------
receivables arising from sales, leases or maintenance contracts by the Borrower relating to Key Master Software, normally appearing on the Borrower's balance sheet as "Investment in licensing contracts receivable," which, pursuant to the original terms of such contracts and not as a result of any renegotiation thereof, will become due and payable more than one (1) year hence.


#90068563.

        "Materially Adverse Effect" means, (i) with respect to any Person, any
         -------------------------
materially adverse effect on such Person's business, assets, Liabilities, financial condition, results of operations or business prospects, (ii) with respect to a group of Persons "taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial conditions, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles,
(iii) with respect to any Loan Document, any adverse effect, WHETHER OR NOT MATERIAL, on the binding nature, validity or enforceability thereof as an obligation of the Borrower and (iv) with respect to any Collateral pledged by the Borrower, a materially adverse effect on its value as Collateral or its utility in the Borrower's business or an adverse effect, WHETHER OR NOT MATERIAL, on the validity, perfection, priority or enforceability of the Security Interest therein.

        "Maximum Permissible Rate" means, with respect to interest payable on
         ------------------------
any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on the payee or (ii) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

        "Multiemployer Benefit Plan" means any Benefit Plan that is a
         --------------------------
multiemployer plan as defined in Section 4001(a)(3) of ERISA.

        "Note" means the promissory note in the form of Exhibit A.
         ----                                           ---------

        "PBGC" means the Pension Benefit Guaranty Corporation.
         ----

        "Permitted Guaranty" means any Guaranty that is (i) an endorsement of a
         ------------------
check for collection in the ordinary course of business or (ii) a Guaranty of and only of the obligations of the Borrower under the Loan Documents.

        "Permitted Lien" means (i) an Existing Lien, (ii) a Lien created in
         --------------
favor of the Secured Party under the Collateral Documents, (iii) a Lien consented to in writing by the Secured Party and (iv) a Lien created in connection with the Indebtedness permitted by Section 4.15(ii) hereof.

        "Permitted Restrictive Covenant" means (i) any covenant or restriction
         ------------------------------
contained in any Loan Document, (ii) any covenant or restriction binding upon any Person at the time such Person becomes a Subsidiary of the Borrower if the same is not created in contemplation thereof, (iii) any covenant or restriction of the type contained in Section 4.5 that is contained in any


#90068563.

Contract evidencing or providing for the creation of or concerning Purchase Money Indebtedness, (iv) any covenant or restriction described in Schedule 4.12,
                                                                  -------------
but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained, or (v) any covenant or restriction that (A) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (ii), (iii), (iv) or (v), (B) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (C) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

        "Person" means any individual, sole proprietorship, corporation,
         ------
partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate", any trade or business.

        "Post-Default Rate" means the rate otherwise applicable under Section
         -----------------
1.3(a) plus 3%.

        "Prime Rate" means the prime commercial lending rate of The Bank of New
         ----------
York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

        "Prohibited Transaction" means any transaction that is prohibited under
         ----------------------
Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

        "Purchase Money Indebtedness" means (i) Indebtedness of the Borrower
         ---------------------------
that is incurred to finance part or all of (but not more than) the purchase price of a tangible asset, provided that (A) neither the Borrower nor any
                           --------
Subsidiary had at any time prior to such purchase any interest in such asset other than a security interest or an interest as lessee under an operating lease and (B) such Indebtedness is incurred within thirty (30) days after such purchase, or (ii) Indebtedness that (A) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Indebtedness that is such by virtue of clause (i) or (ii) and (B) bears interest at a rate per annum that is commercially reasonable at the time such Indebtedness is incurred.

        "Receivable" has the meaning ascribed to such term in the Security
         ----------
Agreement.


#90068563.

        "Regulation D" means Regulation D of the Board of Governors of the
         ------------
Federal Reserve System.

        "Regulatory Change" means any Applicable Law, interpretation, directive,
         -----------------
request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Agreement Date, whether the same is (i) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (ii) enacted, adopted, issued or proposed before or after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, reporting or other requirement based on highly leveraged transactions, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any income or franchise tax imposed upon the Bank by any jurisdiction (or any political subdivision thereof) in which the Bank or any Lending Office is located.

        "Repayment Date" means the later of (i) the termination of the
         --------------
Commitment (whether as a result of the occurrence of the Termination Date, reduction to zero pursuant to Section 1.6 or termination pursuant to Section 6.2) and (ii) the payment in full of the Loans and all other amounts payable or accrued hereunder.

        "Reportable Event" means, with respect to any Benefit Plan of any
         ----------------
Person, (i) the occurrence of any of the events set forth in ERISA Sections 4043(b) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) or the regulations thereunder with respect to such Benefit Plan, (ii) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code Section 401(a)(29) or (iii) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

        "Representation and Warranty" means any representation or warranty made
         ---------------------------
pursuant to or under (i) Section 2.2, Article 3, Section 5.2 or any other provision of this Agreement or (ii) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (i) OR (ii) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

        "Restricted Payment" means (i) any dividend or other distribution on
         ------------------
account of any shares of the Borrower's capital stock, (ii) any payment on account of the principal of or


#90068563.

premium, if any, on any Indebtedness convertible into shares of the Borrower's capital stock or (iii) any payment on account of any purchase, redemption, retirement, exchange or conversion of any of the Borrower's Capital Stock. For the purposes of this definition a "payment" shall include the transfer of any asset or the issuance of any Indebtedness or other obligation (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively).

        "Secured Party" has the meaning ascribed to such term in the Security
         -------------
Agreement.

        "Security Agreement" means the Security Agreement, dated as of the date
         ------------------
hereof, between TSI International Software Ltd. and The Bank of New York.

        "Security Interest" means the Liens created, or purported to be created,
         -----------------
by the Loan Documents.

        "Subsidiary"  means, with respect to any Person, any other Person (i)
         ----------
securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (ii) other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

        "Tax" means any Federal, State or foreign tax, assessment or other
         ---
governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

        "Termination Date" means the second anniversary of the Agreement Date.
         ----------------

        "Termination Event" means, with respect to any Benefit Plan, (i) any
         -----------------
Reportable Event with respect to such Benefit Plan, (ii) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (iii) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (iv) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

        "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan
         ----------------------------
at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).


#90068563.

        "Wholly-Owned Subsidiary" means, with respect to any Person, any
         -----------------------
Subsidiary of such Person all of the Capital Stock and all other ownership interests and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by such Person or one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly-Owned Subsidiary" means a Wholly-Owned Subsidiary of the Borrower.

                (b)     Other Definitional Provisions.  (i)  Except as otherwise
                        -----------------------------
specified herein, all references herein (A) to any Person shall be deemed to include such Person's successors and assigns, (B) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (C) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

                        (ii) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.


#90068563.

                        (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the lural, and vice versa.

                        (iv) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

                        (v) Each authorization in favor of the Bank or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

                        (vi) Except as otherwise specified herein, all references herein to the Bank or any Loan Party shall be deemed to refer to such Person however designated in Loan Documents, so that (A) a reference to rights of the Bank under the Loan Documents shall be deemed to include the rights of such Person as the Guaranteed Party under the Guaranty Agreement, as the Secured Party under the Security Agreement and (B) a reference to costs incurred by the Bank in connection with the Loan Documents shall be deemed to


#90068563.

                include costs incurred by such Person as the Guaranteed Party under the Guaranty Agreement or as the Secured Party under the Security Agreement.

                        (vii) Except as otherwise specified therein, all terms defined in this Agreement shall have the meanings herein ascribed to them when used in the Notes or any certificate, opinion or other document delivered pursuant hereto or thereto.

        Section 9.2  Accounting Matters.  Unless otherwise specified herein,
                     ------------------
all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with Section 5.1(c), reporting on the Borrower's financial statements.

        Section 9.3     Representations and Warranties.  All Representations and
                        ------------------------------
Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any


#90068563.

other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

        Section 9.4     Captions.  Captions to Articles, Sections and
                        --------
subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.



#90068563.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.

                                TSI INTERNATIONAL SOFTWARE LTD.


                                By /s/ Richard Bankosky
                                  ------------------------------
                                    Name:   Richard Bankosky
                                    Title:  Vice President, Finance &
                                            Administration,
                                            Chief Financial Officer


                                THE BANK OF NEW YORK


                                By /s/ David M Duffy
                                   -----------------------------
                                    Name:
                                    Title:  Vice President

                                Agreement Date:  August 22, 1994

                              AMENDMENT NO. 1 TO
                               CREDIT AGREEMENT
                               ----------------

        This AMENDMENT NO. 1 (this "Amendment") to the Credit Agreement Dated as of July 31, 1994 (the "Credit Agreement") between TSI INTERNATIONAL SOFTWARE LTD., a Delaware corporation (the "Borrower"), and THE BANK OF NEW YORK (the "Bank") is made and entered into as of the 27th day of April, 1995.

                             W I T N E S S E T H :
                             - - - - - - - - - -

        WHEREAS, the Borrower and the Bank wish to amend certain provisions of the Credit Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

        1. Section 4.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

                The Borrower shall not, directly or indirectly, cease to employ either Constance Galley or Richard Bankosky; provided, however,
                                                             --------  -------
                that the Borrower may cease to employ Richard Bankosky if the Borrower within one hundred and eighty (180) days after any such cessation of employment appoints a chief financial officer that is acceptable to the Bank to replace Mr. Bankosky.

        2. Section 8.1(a)(ii)(A) of the Credit Agreement is hereby amended to read in its entirety as follows:

                if to the Borrower, to it at:

                TSI International Software Ltd.
                45 Danbury Road
                Wilton, CT  06897
                Telecopier No.:  203-762-9677

                Telephone No.:   203-761-8600

                Attention:   Chief Financial Officer

        3. All references in the Credit Agreement to "this Agreement," "herein," "hereof" and "hereunder" shall mean the Credit Agreement as amended by this Amendment.

        4. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to its choice of law principles).

        5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original instrument, and all such counterparts together shall constitute but one agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


                                        TSI INTERNATIONAL SOFTWARE LTD.

                                        By: /s/ Constance Galley
                                            ---------------------------
                                            Name:
                                            Title:


                                        THE BANK OF NEW YORK

                                        By: /s/ Edward Moriarty
                                            ---------------------------
                                            Name:
                                            Title:

Acknowledged and consented to as
of the 27th day of April, 1995:

CONNECTICUT DEVELOPMENT AUTHORITY

By: /s/ Richard Graff
    ----------------------------
    Name:
    Title:

                              AMENDMENT NO. 2 TO
                               CREDIT AGREEMENT
                               ----------------

        This AMENDMENT NO. 2 (this "Amendment") to the Credit Agreement Dated as of July 31, 1994 between TSI INTERNATIONAL SOFTWARE LTD., a Delaware corporation (the "Borrower"), and THE BANK OF NEW YORK (the "Bank"), as amended by Amendment No. 1 thereto dated as of April 27, 1995 (as so amended, the "Credit Agreement"), is made and entered into as of the 30th day of January, 1996.

                             W I T N E S S E T H :
                             - - - - - - - - - -

        WHEREAS, the Borrower and the Bank wish to amend certain provisions of the Credit Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

        1. Section 4.18 of the Credit Agreement is hereby amended to read in its entirety as follows:

                The Borrower shall not permit Consolidated Tangible Net Worth at any time during the periods set forth below to be less than the amounts set forth below:

                        Period                          Amount
                        ------                          ------

        July 31, 1994 - October 30, 1994              $1,800,000
        October 31, 1994 - January 30, 1995           $1,800,000
        January 31, 1995 - April 29, 1995             $1,800,000
        April 30, 1995 - July 30, 1995                $1,800,000
        July 31, 1995 - October 30, 1995              $2,000,000
        October 31, 1995 - January 30, 1996           $2,300,000
        January 31, 1996 - April 29, 1996             $3,500,000
        April 30, 1996 - July 31, 1996                $3,800,000

        July 31, 1996 - Termination Date              $3,800,000

        2. Section 4.19 of the Credit Agreement is hereby amended to read in its entirety as follows:

                The Borrower shall not permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth at any time during the periods set forth below to exceed the ratio set forth below:

                        Period                          Ratio
                        ------                          -----

        July 31, 1994 - October 30, 1994                3.50:1
        October 31, 1994 - January 30, 1995             3.50:1
        January 31, 1995 - April 29, 1995               3.50:1
        April 30, 1995 - July 30, 1995                  3.50:1
        July 31, 1995 - October 30, 1995                3.00:1
        October 31, 1995 - January 30, 1996             2.50:1
        January 31, 1996 - April 29, 1996               1.75:1
        April 30, 1996 - July 31, 1996                  1.75:1
        July 31, 1996 - Termination Date                1.75:1


        3. Section 4.22 of the Credit Agreement is hereby amended to read in its entirety as follows:

                The Borrower shall not permit the Fixed Charge Coverage Ratio for any period of four (4) consecutive fiscal quarters (taken as one accounting period) ended as of the date set forth below to be less than the ratio set forth opposite such date below:

                        Date                            Ratio
                        ----                            -----
                    July 31, 1994                        .80:1
                    October 31, 1994                     .80:1
                    January 31, 1995                     .80:1
                    April 30, 1995                       .80:1
                    July 31, 1995                       1.00:1
                    October 31, 1995                    1.15:1
                    January 31, 1996                    1.25:1
                    April 30, 1996                      1.40:1
                    July 31, 1996                       1.40:1


        4. Section 4.23 of the Credit Agreement is hereby amended to read in its entirety as follows:

                The Borrower shall not permit the Interest Coverage Ratio for any period of four (4) consecutive fiscal quarters (taken as one accounting period) ended as of the date set forth below to be less than the ratio set forth opposite such date below:

                        Date                            Ratio
                        ----                            -----
                    July 31, 1994                       1.00:1
                    October 31, 1994                    1.00:1
                    January 31, 1995                    1.00:1
                    April 30, 1995                      1.50:1
                    July 31, 1995                       2.50:1
                    October 31, 1995                    3.00:1
                    January 31, 1996                    3.50:1
                    April 30, 1996                      3.50:1
                    July 31, 1996                       3.50:1


        5. All references in the Credit Agreement to "this Agreement," "herein," "hereof" and "hereunder" shall mean the Credit Agreement as amended by this Amendment.

        6. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to its choice of law principles).

        7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original instrument, and all such counterparts together shall constitute but one agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


                                        TSI INTERNATIONAL SOFTWARE LTD.

                                        By: /s/ Ira Gerard
                                            ---------------------------

                                            Name:
                                            Title:

                                        THE BANK OF NEW YORK

                                        By: /s/ Donald Craig
                                            ------------------------
                                            Name:
                                            Title:


Acknowledged and consented to as
of the 30th day of January, 1996:

CONNECTICUT DEVELOPMENT AUTHORITY

By: /s/ Richard Graff
    -----------------------------
    Name:
    Title:

                               AMENDMENT NO. 3 TO
                                CREDIT AGREEMENT
                                ----------------

        This AMENDMENT NO. 3 (this "Amendment") to the Credit Agreement Dated as of July 31, 1994 between TSI INTERNATIONAL SOFTWARE LTD., a Delaware corporation (the "Borrower"), and THE BANK OF NEW YORK (the "Bank"), as amended by Amendment No. 1 thereto dated as of April 27, 1995 and Amendment No. 2 thereto dated as of January 30, 1996 (as so amended, the "Credit Agreement"), is made and entered into as of the 21st day of August, 1996.

                             W I T N E S S E T H :
                             - - - - - - - - - -

        WHEREAS, the Borrower and the Bank wish to amend certain provisions of the Credit Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

        1. The definition of the term "Termination Date" in Section 9.1(a) of the Agreement is hereby amended to read in its entirety as follows:

                "Termination Date" means the date that is forty-five (45) days
                 ----------------
                after the second anniversary of the Agreement Date.

        2. All references in the Credit Agreement to "this Agreement," "herein," "hereof" and "hereunder" shall mean the Credit Agreement as amended by this Amendment.

        3. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to its choice of law principles).

        4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original instrument, and all such counterparts together shall constitute but one agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


                                                 TSI INTERNATIONAL SOFTWARE LTD.

                                                 By: /s/ Ira Gerard
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 THE BANK OF NEW YORK

                                                 By: /s/ David Duffy
                                                     --------------------------
                                                     Name:
                                                     Title:

Acknowledged and consented to as
of the 21st day of August, 1996:

CONNECTICUT DEVELOPMENT AUTHORITY

By: /s/ Richard Graff
    ----------------------------
    Name:
    Title:

                               AMENDMENT NO. 4 TO
                                CREDIT AGREEMENT
                                ----------------

        This AMENDMENT NO. 4 (this "Amendment") to the Credit Agreement dated as of July 31, 1994 between TSI INTERNATIONAL SOFTWARE LTD., a Delaware corporation (the "Borrower"), and THE BANK OF NEW YORK (the "Bank"), as amended by Amendment No. 1 thereto dated as of April 27, 1995, Amendment No. 2 thereto dated as of January 30, 1996 and Amendment No. 3 thereto dated as of August 21, 1996 (as so amended, the "Credit Agreement"), is made and entered into as of the 4th day of October, 1996.

                             W I T N E S S E T H :
                             - - - - - - - - - -

        WHEREAS, the Borrower and the Bank wish to amend certain provisions of the Credit Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

        1. The definition of the term "Termination Date" in Section 9.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                "Termination Date" means the date that is ninety (90) days after the second anniversary of the Agreement Date.

        2. All references in the Credit Agreement to "this Agreement," "herein," "hereof" and "hereunder" shall mean the Credit Agreement as amended by this Amendment.

        3. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to its choice of law principles).

        4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original instrument, and all such counterparts together shall constitute but one agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


                                                TSI INTERNATIONAL SOFTWARE LTD.

                                                By: /s/ Ira Gerard
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                THE BANK OF NEW YORK

                                                By: /s/ David Duffy
                                                    ---------------------------
                                                    Name:
                                                    Title:

Acknowledged and consented to as
of the 4th day of October, 1996:

CONNECTICUT DEVELOPMENT AUTHORITY


By: /s/ Richard Graff
    ----------------------------
    Name:
    Title:

                              AMENDMENT NO. 5 TO
                               CREDIT AGREEMENT
                               ----------------

                This AMENDMENT NO. 5 (this "Amendment") to the Credit Agreement dated as of July 31, 1994 between TSI INTERNATIONAL SOFTWARE LTD., a Delaware corporation (the "Borrower"), and THE BANK OF NEW YORK (the "Bank"), as amended by Amendment No. 1 thereto dated as of April 27, 1995, Amendment No. 2 thereto dated as of January 30, 1996, Amendment No. 3 thereto dated as of August 21, 1996 and Amendment No. 4 thereto dated as of October 4, 1996 (as so amended, the "Credit Agreement"), is made and entered into as of the 18th day of November, 1996.

                             W I T N E S S E T H:
                             - - - - - - - - - -

                WHEREAS, the Borrower and the Bank wish to amend certain provisions of the Credit Agreement.

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

                1. Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 1.1     Commitment to Lend.  Upon the terms and subject
                                ------------------
        to the conditions of this Agreement, the Bank agrees to make, from time to time during the period from the Agreement Date through the Termination Date, one or more Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time the lesser of (a) the Commitment at such time (which amount includes the aggregate stated amount of Letters of Credit issued for the account of the Borrower) and
        (b) the Borrowing Base at such time. Subject to Section 1.11 and the other terms and conditions of this Agreement, the Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Prime Rate Loans or LIBOR Rate Loans of any permitted Type, or any combination thereof. The Loans will be made at the rate of interest established pursuant to the terms of Section 1.4 below. The amount of the Commitment on the Agreement Date is $4,000,000.

                2. Section 1.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 1.2     Manner of Borrowing.    (a)  The Borrower shall
                                -------------------
        give the Bank notice (which shall be irrevocable) no later than 10:00 a.m. (New York time) on, in the case of Prime Rate Loans, the Business Day, and, in the case of LIBOR Rate Loans, the second Business Day, before the requested date for the making of a Loan. Each such notice shall be in the form of Schedule 1.2 and shall specify (i) the requested
                                ------------
        date for the making of the requested Loan, which shall be a Business Day,(ii) the Type or Types of Loans requested and (iii) the amount of each such Type of Loan, which amount shall be, in the case of each such Type of Loan, not less than $50,000 and in multiples of $50,000, or, if less, the maximum amount that can then be borrowed hereunder. Each Loan so requested shall be disbursed by the Bank not later than 12:00 noon (New York time) on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Bank's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Bank.

                (b) At the time of any drawing under a Letter of Credit, the resulting reimbursement obligation of the Borrower (regardless of whether the amount complies with the requirements of Section 1.2(a)
        (iii)) shall immediately become a Prime Rate Loan and no notice of borrowing as described in Section 1.2(a) shall be required.

                3. Section 1.4 of the Credit Agreement is hereby amended by deleting sections (a) and (b) in their entirety and replacing them with sections
(a) and (b) below, and by adding a new section (d), as set forth below:

                (a)     Rates.  Each Loan shall bear interest on the outstanding
                        -----
        principal amount thereof until due at a rate per annum equal to, (i) so long as it is a Prime Rate Loan, the Alternative Base Rate as in effect from time to time plus 1.00%, and (ii) so long as it is a LIBOR Rate Loan, the LIBOR Rate applicable thereto plus 3.00%. During an Event of Default (and whether before or after judgment), each Loan (whether or not due) and to the maximum extent permitted by Applicable Law, each other amount due and payable under the Borrower Loan Documents, shall bear interest at a rate per annum equal to the applicable Post-Default Rate.

                (b)     Payment.  Interest shall be payable in arrears, (i) in
                        -------
        the case of Prime Rate Loans, on each Interest Payment Date, and (ii) in the case of LIBOR Rate Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than 90 days, at intervals of 90 days after the first day of such Interest Period) and
        (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise). Notwithstanding the foregoing, interest at the Post-Default Rate shall be payable on demand.

                (d)     Conversion and Continuation.  (i) All or any part of the
                        ---------------------------
        principal amount of Loans of any Type may, on any

        Business Day, be converted into any other Type or Types of Loans, subject to the provisions of this Section 1.4(d).

                (ii) Each Prime Rate Loan shall continue as a Prime Rate Loan unless and until such Loan is converted into a Loan of another Type. Each LIBOR Rate Loan of any Type shall continue as a Loan of such Type until the end of the then current Interest Period therefor, at which time it shall be automatically converted into a Prime Rate Loan unless the Borrower shall have given the Bank notice in accordance with Section 1.4(d)(iv) requesting either that such Loan continue as a Loan of such Type for another Interest Period or that such Loan be converted into a Loan of another Type at the end of such Interest Period.

                (iii)   Notwithstanding anything to the contrary contained in
        Section 1.4(d)(i) or (ii), during a Default, the Bank may notify the Borrower that Loans may only be converted into or continued as Loans of certain specified Types and, thereafter, until no Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

                (iv) The Borrower shall give the Bank notice (which shall be irrevocable) of each conversion of a Loan or continuation of a LIBOR Rate Loan no later than 10:00 a.m. (New York time) on, in the case of a conversion into or a continuation of a Prime Rate Loan, the Business Day, and, in the case of a conversion into or continuation of a LIBOR Rate Loan, the second Business Day, before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.4(d) (iv) and shall specify (A) the
                                --------------------
        requested date of such conversion or continuation, (B) the amount and
        Type and, in the case of LIBOR Rate Loans, the last day of the applicable Interest Period, of the Loan to be converted or continued and
        (C) the amount and Type or Types of Loans into which such Loan is to be converted or as which such Loan is to be continued.

                (v) Notwithstanding the terms of Section 1.4(d)(ii), a LIBOR Rate Loan may be converted into another Type or other Types of Loans prior to the end of the Interest Period applicable thereto (a "Breakfunding Conversion"); provided, however, that, in the case of a
                                    --------  -------
        Breakfunding Conversion, at the written demand of the Lender the Borrower will be pay to the Lender an amount as determined in accordance with Section 7.6.

                4. Section 1.6 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 1.6  Prepayments. (a)  Optional Prepayments.
                             -----------       --------------------
        The Borrower may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty, except that any partial prepayment shall be in an aggregate principal amount of at least $50,000 and in integral multiples of $50,000 in excess thereof, and any prepayment of a LIBOR Rate Loan shall be made only on the last day of the applicable Interest Period. The Borrower shall give the Bank notice of each prepayment pursuant to this Section 1.6(a) no later than 10:00 a.m. (New York time) on, in the case of a prepayment of a Prime Rate Loan, the Business Day, and, in the case of a prepayment of a LIBOR Rate Loan, the second Business Day, before the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.6(a) and
                                                          ---------------
        shall specify (i) the date such prepayment is to be made and (ii) the amount and Type and, in the case of LIBOR Rate Loans, the last day of the applicable Interest Period of each Loan to be prepaid. Amounts to be prepaid pursuant to this Section 1.6(a) shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.4(b).

                (b)     Mandatory Prepayments.  If at any time the aggregate
                        ---------------------
        unpaid principal amount of the Loans exceeds the Borrowing Base, the Borrower shall immediately prepay the Loans in an amount not less than the amount of such excess. Amounts prepaid pursuant to this Section 1.6(b) shall be applied first to prepay Prime Rate Loans and then to prepay LIBOR Rate Loans in the order that the Interest Periods for such Loans end. Amounts to be prepaid pursuant to this Section 1.6(b) shall be paid within the time period specified therefor, whether or not such payment would require a prepayment of a LIBOR Rate Loan prior to the last day of an applicable Interest Period or would result in losses, costs or expenses compensable under Section 7.6.

                5. Section 1.10 of the Credit Agreement is hereby amended by deleting the words "a single note" at the end of the first sentence thereof, and inserting in lieu thereof ", in the case of Prime Rate Loans, a single Prime Rate Note and, in the case of LIBOR Rate Loans, a single LIBOR Rate Note".

                6. A new section 1.11 of the Credit Agreement is hereby inserted following Section 1.10 of the Credit Agreement as set forth below:

                Section 1.11    Limitation on Types of Loans.  Notwithstanding
                                ----------------------------
        anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of LIBOR Rate Loans having the same Interest Period shall at all times be not less than

        $500,000, and (b) there shall not be, at any one time, more than two Interest Periods in effect with respect to LIBOR Rate Loans.

                7. Section 4.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 4.14    Capital Expenditures.  The Borrower shall not,
                                --------------------
        and shall not permit any subsidiary to, directly or indirectly, make Capital Expenditures in excess of $400,000 during any fiscal quarter ending on or before December 31, 1998; provided, however, that to the
                                               --------  -------
        extent that the amount of Capital Expenditures made during any fiscal quarter ending on or before September 30, 1998 is less than $400,000, such amount may be carried forward for one fiscal quarter and utilized to make Capital Expenditures in excess of $400,000 in the next fiscal quarter.

                8. Section 4.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 4.17    Changes in Key Management.  The Borrower shall
                                -------------------------
        not, directly or indirectly, cease to employ Constance Galley.

                9. Section 4.18 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 4.18    Minimum Consolidated Tangible Net Worth.  The
                                ---------------------------------------
        Borrower shall not permit Consolidated Tangible Net Worth at any time during any period set forth below to be less than the amount set forth opposite such period below:

             Period                                        Amount
             ------                                        ------
        September 30, 1996 - December 30, 1996             $3,900,000 plus
                                                           the Net Equity
                                                           Proceeds
                                                           Amount, if any
        December 31, 1996 - March 30, 1997                 $4,200,000 plus
                                                           the Net Equity
                                                           Proceeds
                                                           Amount, if any
        March 31, 1997 - June 29, 1997                     $4,600,000 plus
                                                           the Net Equity
                                                           Proceeds
                                                           Amount, if any
        June 30, 1997 - September 29, 1997                 $5,400,000 plus
                                                           the Net Equity
                                                           Proceeds
                                                           Amount, if any

        September 30, 1997 - December 30, 1997             $6,000,000 plus
                                                           the Net Equity
                                                           Proceeds
                                                           Amount, if any
        December 31, 1997 - March 30, 1998                 $7,000,000 plus
                                                           the Net Equity
                                                           Proceeds
                                                           Amount, if any
        March 31, 1998 - June 29, 1998                     $7,000,000 plus
                                                           the Net Equity
                                                           Proceeds
                                                           Amount, if any
        June 30, 1998 - September 29, 1998                 $7,500,000 plus
                                                           the Net Equity
                                                           Proceeds
                                                           Amount, if any
        September 30, 1998 - Termination Date              $7,500,000 plus
                                                           the Net Equity
                                                           Proceeds
                                                           Amount, if any

                10. Section 4.19 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 4.19    Ratio of Consolidated Total Liabilities to
                                ------------------------------------------
        Consolidated Tangible Net Worth.  The Borrower shall not permit the
        -------------------------------
        ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth at any time during any period set forth below to be greater than the ratio set forth opposite such period below:

             Period                                            Ratio
             ------                                            -----

        September 30, 1996 - December 30, 1996                 1.50:1
        December 31, 1996 - March 30, 1997                     1.25:1
        March 31, 1997 - June 29, 1997                         1.00:1
        June 30, 1997 - September 29, 1997                     1.00:1
        September 30, 1997 - December 30, 1997                 1.00:1
        December 31, 1997 - March 30, 1998                     1.00:1
        March 31, 1998 - June 29, 1998                         1.00:1
        June 30, 1998 - September 29, 1998                     1.00:1
        September 30, 1998 - Termination Date                  1.00:1

                11. Section 4.20 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 4.20    Working Capital Ratio.  The Borrower shall not
                                ---------------------
        permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities for any fiscal quarter beginning with the fiscal quarter ended September 30, 1996 and ending with the fiscal quarter ended September 30, 1998 to be less than 1.50:1; provided, however that the
                                                   --------  -------
        covenant
        in this Section 4.20 shall become void and of no further force or effect if, and at such time, as Borrower completes one or more Registered Common Stock Offerings raising an aggregate Net Equity Proceeds Amount of at least Twenty Million Dollars ($20,000,000).

                12. Section 4.22 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 4.22    Fixed Charge Coverage Ratio.  The Borrower shall
                                ---------------------------
        not permit the Fixed Charge Coverage Ratio for any period of four (4) consecutive fiscal quarters (taken as one accounting period) ended on each of the dates set forth below to be less than the ratio set forth opposite each such date below:

                Date                                         Ratio
                ----                                         -----

        December 31, 1996                                    1.40:1
        March 31, 1997                                       1.40:1
        June 30, 1997                                        1.75:1
        September 30, 1997                                   1.75:1
        December 31, 1997                                    2.00:1
        March 31, 1998                                       2.00:1
        June 30, 1998                                        2.00:1
        September 30, 1998                                   2.00:1
        December 31, 1998                                    2.00:1

                13. Section 4.23 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 4.23    Interest Coverage Ratio.  The Borrower shall not
                                -----------------------
        permit the Interest Coverage Ratio for any period of four (4) consecutive fiscal quarters (taken as one accounting period) beginning with the period of four (4) consecutive fiscal quarters ended September 30, 1996 and ending with the period of four (4) consecutive fiscal quarters ended December 31, 1998, to be less than 3.50:1.

                14. A new section 4.29 of the Credit Agreement is hereby inserted following Section 4.28 of the Credit Agreement as set forth below:

                Section 4.29    Indebtedness to EBITDA Ratio.  The Borrower
                                ----------------------------
        shall not permit the ratio of the Indebtedness of the Borrower to EBITDA for any period of four (4) consecutive fiscal quarters (taken as one accounting period) beginning with the period of four (4) consecutive fiscal quarters ended September 30, 1996 and ending with the period of four (4) consecutive fiscal quarters ended December 31, 1998, to be greater than 1.5:1.

                15. Section 5.3(b) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

                ; provided, however, that, on or before November 20, 1996 the
                  --------  -------
        Borrower shall, and shall cause each of its Subsidiaries to, change the opening and closing dates of its fiscal year to January 1 and December 31, respectively.

                16. Section 7.3 of the Credit Agreement is hereby amended by deleting the references therein to "Sections 7.1 and 7.2" and inserting in lieu thereof "Sections 7.1, 7.2, 7.5 and 7.6".

                17. Section 7.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Section 7.4     Change of Lending Office.  If an event occurs
                                ------------------------
        with respect to a Lending Office that makes operable the provisions of clause (b) or (c) of Section 7.5 or entitles the Bank to make a claim under Section 7.1 or 7.2, the Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will eliminate such operability or reduce the amount the Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of the Bank, be disadvantageous to the Bank in any manner or contrary to Bank policy. The Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by the Bank shall not make operable the provisions of clause (b) or (c) of Section 7.5 or entitle the Bank to make a claim under Section 7.1 or 7.2 if the operability of such clause or such claim results solely from such designation and not from a subsequent Regulatory Change.

                18. Two new sections of the Credit Agreement, Sections 7.5 and 7.6, are hereby inserted following Section 7.4 of the Credit Agreement as set forth below:

                Section 7.5     Mandatory Suspension and Conversion of Fixed
                                --------------------------------------------
        Rate Loans.  The Bank's obligations to make, continue or convert into
        ----------
        LIBOR Rate Loans of any Type shall be suspended, all outstanding Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (b) below, on the last day the Bank may lawfully continue to maintain Loans of that Type or, in the case of clause (c) below, on the day determined by the Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type shall be deemed requests for, Prime Rate Loans, if:

                (a) on or prior to the determination of an interest rate for a LIBOR Rate Loan of that Type, the Bank determines that for any reason such LIBOR Rate would not accurately reflect the cost to the Bank of making, continuing or converting into a LIBOR Rate Loan for such Interest Period;

                (b) at any time the Bank determines that any Regulatory Change makes it unlawful or impracticable for the Bank or a Lending Office to make, continue or convert into any LIBOR Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof; or

                (c) the Bank determines that, by reason of any Regulatory Change, the Bank or a Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to LIBOR Rate Loans of that Type is directly or indirectly determined or (ii) the category of assets that includes LIBOR Rate Loans of that Type.

        The Bank shall promptly notify the Borrower of any circumstance that would make the provisions of this Section 7.5 applicable, but the failure to give any such notice shall not affect the Bank's rights hereunder.

                Section 7.6     Funding Losses.  The Borrower shall pay to the
                                --------------
        Bank, upon the Bank's written request, such amount or amounts as the Bank determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) any payment, prepayment or conversion of a LIBOR Rate Loan on a date other than the last day of an Interest Period for such LIBOR Rate Loan or (b) a LIBOR Rate Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of the Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of (i) the interest that would have been received from the Borrower under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that the Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such Interest Period or its remaining portion.

                19. Section 8.1(a)(i) of the Credit Agreement is hereby amended by deleting the reference therein to "Sections 1.2, 1.5, 1.6 and 6.2" and inserting in lieu thereof "Sections 1.2, 1.4(d), 1.6, 1.7 and 6.2".

                20. Sections 8.1(a)(ii)(A) and 8.1(a)(ii)(B) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:


                        (A)  if to the Borrower, to it at:

                        TSI International Software Ltd.
                        45 Danbury Road
                        Wilton, CT  06897
                        Telecopier No.:  203-762-9677
                        Telephone No.:  203-761-8600

                        Attention:  Mr. Ira A. Gerard, Vice
                          President, Finance and Administration,
                          Chief Financial Officer

                        (B)  if to the Bank, to it at:

                        The Bank of New York
                        530 Fifth Avenue
                        New York, New York 10036
                        Telecopier No.: 212-852-4055
                        Telephone No.:  212-852-4056

                        Attention: Mr. David Duffy, Vice President with a copy to:

                        BNY Business Center, Inc.
                        10 Mason Street, 3rd Floor
                        Greenwich, CT  06830
                        Telecopier No.: 203-863-2610
                        Telephone No.:  203-863-2681

                        Attention:  Mr. Joseph Markey, Vice President

                        and

                        Winthrop, Stimson, Putnam & Roberts
                        Financial Centre
                        695 East Main Street
                        P.O. Box 6760
                        Stamford, CT  06904-6760
                        Telecopier No.:  203-965-8226
                        Telephone No.:  203-348-2300

                        Attention:  Frode Jensen, III, Esq.

or at such other address or telex, telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address".

                21.     The definition of the term "CDA Guaranty" in Section
                                                    ------------
9.1(a) of the Credit Agreement is hereby amended by deleting the reference therein to "$1,200,000" and inserting "$600,000" in lieu thereof.

                22. The following definitions in Section 9.1(a) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

                "Agreement" means this Agreement, including all schedules,
                 ---------
        annexes and exhibits hereto, as modified, renewed, supplemented or amended from time to time.

                "Agreement Date" means August 22, 1994.
                 --------------

                "Lending Office" means 530 5th Avenue, New York, New York 10036,
                 --------------
        or such other branch or office of the Bank designated by the Bank from time to time as the branch or office at which the Loans are to be made or maintained. The Bank may from time to time designate separate of its branches or offices at which the Prime Rate Loans and LIBOR Rate Loans are to be made or maintained, in which case "Lending Office" shall mean either or both of such offices, as the context may require.

                "Note" means any LIBOR Rate Note and any Prime Rate Note.
                 ----

                "Termination Date" means November 18, 1998.
                 ----------------

                23. Section 9.1(a) of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                "Breakfunding Conversion" has the meaning ascribed to such term
                 -----------------------
        in Section 1.4(d)(v) of this Agreement.

                "Interest Period" means a period commencing, in the case of the
                 ---------------
        first Interest Period applicable to a LIBOR Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending on the day 30, 60, 90 or 180 days thereafter, except that any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day.

                "LIBOR Rate" means the rate at which deposits in Dollars for the
                 ----------
        relevant Interest Period and in the amount of the Loan relevant thereto are offered to the Bank by prime banks in the London interbank market (adjusted upward, if not already a multiple of 1/100 of one percent, to the nearest 1/100 of one percent) as at 11:00 a.m. two Business Days prior to the commencement of the relevant Interest Period.

                "LIBOR Rate Loan" means any Loan the interest on which is, or is
                 ---------------
        to be, as the context may require, computed on the basis of the LIBOR Rate.

                "LIBOR Rate Note" means any promissory note in the form of
                 ---------------
        Exhibit A-2.
        -----------

                "Net Equity Proceeds Amount" means (a) the gross proceeds
                 --------------------------
        received by the Borrower from any one or more Registered Common Stock Offerings, less (b) all reasonable expenses incurred in connection with such Registered Common Stock Offerings including, but not limited to,
        (i) all Securities and Exchange Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
        (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualification), (iii) all expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to a Registered Common Stock Offering, (iv) the fees and disbursements of counsel for the Borrower and (v) the fees and disbursements of the independent public accountants of the Borrower, including the expenses related to any special audits or "cold comfort" letters.

                "Prime Rate Loan" means any Loan the interest on which is, or is
                 ---------------
        to be, as the context may require, computed on the basis of the Alternative Base Rate.

                "Prime Rate Note" means any promissory note in the form of
                 ---------------
        Exhibit A-1.
        -----------

                "Registered Common Stock Offering" means a registered public
                 -------------------------------
        offering of common stock of the Borrower pursuant to an effective registration statement under the Securities Act of 1933, as amended.

                "Type" means, with respect to Loans, any of the following, each
                 ----
        of which shall be deemed to be a different "Type" of Loan: Prime Rate Loans, LIBOR Rate Loans having a 30-day Interest Period, LIBOR Rate Loans having a 60-day Interest Period, LIBOR Rate Loans having a 90-day Interest Period and LIBOR Rate Loans having a 180-day Interest Period. Any LIBOR Rate Loan having an Interest Period with a duration that differs from the duration specified for a Type of LIBOR Rate Loan listed above solely because, absent such difference in duration such Interest Period would have ended on a day other than a Business Day, shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in the duration of such Interest Period.

                24. Exhibit A to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibits A-1 and A-2 to the Credit Agreement, in the form attached as Exhibits A-1 and A-2 to this Amendment.

                25. Exhibit B and Schedules 1.2 and 1.6(a) to the Credit Agreement are hereby deleted in their entirety and replaced with Exhibit B and Schedules 1.2 and 1.6(a) attached to this Amendment.

                26. A new Schedule 1.4(d)(iv), in the form of Schedule 1.4(d)(iv) to this Amendment, is hereby added to the Credit Agreement.

                27. Schedule 5.1(b) to the Credit Agreement is hereby amended by inserting "(f) Section 4.29." below Section 3(e).
                                  ----

                28. Schedule 5.1(c) to the Credit Agreement is hereby amended by inserting "(f) Section 4.29." below Section 3(e).
                                  ----

                29. Schedule 5.1(d) to the Credit Agreement is hereby amended by deleting the parenthetical "(item 7 x 30%)" from item number five therein and replacing it with the parenthetical "(the lesser of (1) item 7 x 30% and (2) $600,000)".

                30. As of the effective date of this Amendment, all Loans (as defined in the Credit Agreement) outstanding under the Credit Agreement shall become Prime Rate Loans (as defined in the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement")) outstanding under the Amended Credit Agreement.

                31. All references in the Credit Agreement to "this Agreement," "herein," "hereof" and "hereunder" shall mean the Credit Agreement as amended by this Amendment.

                32. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to its choice of law principles).

                33. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original instrument, and all such counterparts together shall constitute but one agreement.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


                                                TSI INTERNATIONAL SOFTWARE LTD.


                                                By: /s/ Ira Gerard
                                                    ---------------------------
                                                    Name:
                                                    Title:



                                                THE BANK OF NEW YORK


                                                By: /s/ David Duffy
                                                    ---------------------------
                                                    Name:
                                                    Title:



Acknowledged and consented to as
of the 18 day of November, 1996:

CONNECTICUT DEVELOPMENT AUTHORITY


By: /s/ Nancy Watt
    ----------------------------
    Name:
    Title:

                                      GRID

                                Prime Rate Note


                               Amount of
               Amount of     Principal Paid,    Unpaid Principal
              Prime Rate       Prepaid or           Amount of        Notation
 Date            Loan          Converted               Note            Made By
 ----        -----------     --------------     ----------------     ---------

                                                                    EXHIBIT A-2


                        TSI INTERNATIONAL SOFTWARE LTD.

                                LIBOR RATE NOTE

                                                          November 18, 1996


                FOR VALUE RECEIVED, TSI INTERNATIONAL SOFTWARE LTD. (the "Borrower") hereby promises to pay to the order of THE BANK OF NEW YORK (the "Bank") the principal amount of Four Million Dollars ($4,000,000), or, if less, the principal amount of the LIBOR Rate Loans outstanding, on the dates and in the amounts specified in Section 1.5 of the Credit Agreement (as defined herein), and to pay interest on such principal amount on the dates and at the rates specified in Section 1.4 of the Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.9 of the Credit Agreement.

                Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each LIBOR Rate Loan and each payment, prepayment or conversion with respect thereto.

                Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

                This LIBOR Rate Note evidences Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of July 31, 1994, between the Borrower and the Bank, as the same may be amended from time to time (the "Credit Agreement"). Reference is made to the Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This LIBOR Rate Note is also entitled to the benefits of the Security Agreement.

                This LIBOR Rate Note shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).


                                                TSI INTERNATIONAL SOFTWARE LTD.


                                                By_____________________________
                                                Name:
                                                Title:

                                      GRID

                                LIBOR Rate Note

                               Amount of
               Amount of     Principal Paid,    Unpaid Principal
              LIBOR Rate       Prepaid or           Amount of      Notation
 Date             Loan         Converted              Note            Made By
 ----         ----------     --------------     ----------------    ---------

                                                                    Schedule 1.2
                                                                    ------------

                              NOTICE OF BORROWING


The Bank of New York
10 Mason Street
Greenwich, CT  06830

Attention:  Mr. Joseph F. Markey
            Vice President

Date:

Ladies and Gentlemen:

                Reference is made to the Credit Agreement, dated as of July 31, 1994, between TSI International Software Ltd. and The Bank of New York, as amended from time to time (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.2 of the Credit Agreement of its request to have the following Loans made to it on [insert requested date of borrowing]:

                 Type of Loan                         Amount
                 ------------                         ------

----------------------------------------    -----------------------------------

----------------------------------------    -----------------------------------

----------------------------------------    -----------------------------------

                The undersigned represents and warrants that (a) the borrowing requested hereby complies with the requirements of Section 1.2 of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,]/1/ (i) each Loan Document Representation and Warranty is true and correct at and as of the date hereof and (except to the extent the undersigned gives notice to the Bank to the contrary prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the Loans) will be true and correct at and as of the time the Loans are made, in each case both with and without giving effect to the Loans and the application of the proceeds thereof, and (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the Loans or from the application of the proceeds thereof if the Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Bank to
-------------------
/1/ If the representation and warranty in either clause (b) (i) or (b) (ii) would be incorrect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

the contrary prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the Loans) no Default will have occurred and be continuing at the time the Loans are to be made or would result from the making of the Loans or from the application of the proceeds thereof.



                                                TSI INTERNATIONAL SOFTWARE LTD.


                                                By_____________________________
                                                   Name:
                                                   Title:

                                                            Schedule 1.4(d)(iv)
                                                            -------------------

                      NOTICE OF CONVERSION OR CONTINUATION


The Bank of New York
10 Mason Street
Greenwich, CT  06830

Attention:  Mr. Joseph F. Markey
            Vice President

Date:

Gentlemen:

                Reference is made to the Credit Agreement, dated as of July 31, 1994, between TSI International Software Ltd. and The Bank of New York, as amended from time to time (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.4(d)(iv) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the types and in the amounts specified below on [insert date of conversion or continuation]:

                                                         Converted or
        Loans to be Converted or Continued               Continued Loans
        ----------------------------------               ---------------

   Type            Last Day of      Amount            Type of        Amount
  of Loan/1/    Current Interest    ------            -------        ------
     ------          Period                             Loan
                     ------                             -----
-------------------------------------------          ------------------------

-------------------------------------------          ------------------------

-------------------------------------------          ------------------------

-------------------------------------------          ------------------------

                The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of Section 1.4(d) of the Credit Agreement


                                                TSI INTERNATIONAL SOFTWARE LTD.


                                                By_____________________________
                                                   Name:
                                                   Title:
------------------------
/1/ Be sure to specify the duration of the Interest Period in the case of LIBOR Rate Loans (e.g., 90-day LIBOR Rate).
                 ----

                                                                Schedule 1.6(a)
                                                                ---------------

                              NOTICE OF PREPAYMENT


The Bank of New York
10 Mason Street
Greenwich, CT  06830

Attention:  Mr. Joseph F. Markey
            Vice President

Date:

Ladies and Gentlemen:

                Reference is made to the Credit Agreement, dated as of July 31, 1994, between TSI International Software Ltd. and The Bank of New York, as amended from time to time (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.5(a) of the Credit Agreement that it will prepay the Loans specified below on [insert date of prepayment]:

        Type                             Last Day of             Amount
        of Loan/1/                    Current Interest           ------
        ---------                             --------
                                           Period
                                           -------
----------------------------------    --------------------    -----------------

----------------------------------    --------------------    -----------------

----------------------------------    --------------------    -----------------

----------------------------------    --------------------    -----------------

                The undersigned represents and warrants that the prepayment requested hereby complies with the requirements of Section 1.5(a) of the Credit Agreement.

                                        TSI INTERNATIONAL SOFTWARE LTD.


                                        By_____________________________
                                          Name:
                                          Title:
------------------------
/1/ Be sure to specify the duration of the Interest Period in the case of LIBOR Rate Loans (e.g., 90-day LIBOR Rate).
                 ----

                                                                     EXHIBIT A-1
                        TSI INTERNATIONAL SOFTWARE LTD.

                                 PRIME RATE NOTE

                                                          November 18, 1996


                FOR VALUE RECEIVED, TSI INTERNATIONAL SOFTWARE LTD. (the "Borrower") hereby promises to pay to the order of THE BANK OF NEW YORK (the "Bank") the principal amount of Four Million Dollars ($4,000,000), or, if less, the principal amount of the Prime Rate Loans outstanding, on the dates and in the amounts specified in Section 1.5 of the Credit Agreement (as defined herein), and to pay interest on such principal amount on the dates and at the rates specified in Section 1.4 of the Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.9 of the Credit Agreement.

                Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Prime Rate Loan and each payment, prepayment or conversion with respect thereto.

                Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

                This Prime Rate Note evidences Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of July 31, 1994, between the Borrower and the Bank, as the same may be amended from time to time (the "Credit Agreement"). Reference is made to the Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Prime Rate Note is also entitled to the benefits of the Security Agreement.

                This Prime Rate Note shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).


                                                TSI INTERNATIONAL SOFTWARE LTD.


                                                By_____________________________
                                                  Name :
                                                  Title:



                                      -1-